                                                                    EXHIBIT 10.2



                     AIRCRAFT ACQUISITION AND SALE AGREEMENT

                          dated as of November 13, 2001

                                      among

                                 THE AMOR TRUST,

                            WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
                              as Indenture Trustee

                                       and

                             SOUTHWEST AIRLINES CO.



                                   ----------

                     Nineteen Boeing Model 737-7H4 Aircraft

                                   ----------





*** PURSUANT TO 17 CFR 240.24B--2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

                                TABLE OF CONTENTS
                                   (continued)


                                                                                                               PAGE
                                                                                                               ----


Section 1.            Definitions................................................................................1

Section 2.            Acquisition of the Aircraft by the Trust...................................................4

Section 3.            Sale of the Aircraft to Southwest..........................................................7

Section 4.            Southwest's Representations...............................................................12

Section 5.            Southwest's Covenants.....................................................................16

Section 6.            Repairs and Modification..................................................................18

Section 7.            Miscellaneous.............................................................................18

Schedule I       -    Aircraft Economics
Schedule II      -    Aircraft
Exhibit 1        -    Form of Manufacturer's Warranty Bill of Sale
Exhibit 2        -    Form of Acceptance Certificate
Exhibit 3        -    Form of Trust's Warranty Bill of Sale
Exhibit 4        -    Form of Delivery Receipt
Exhibit 5        -    Form of Storage Agreement
Exhibit 6        -    Form of BFE Bill of Sale

         AIRCRAFT ACQUISITION AND SALE AGREEMENT dated as of November 13, 2001 among THE AMOR TRUST, acting through the Owner Trustee (the "TRUST"), WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly provided herein but solely as Owner Trustee of the Trust (the "OWNER TRUSTEE"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee (the "INDENTURE TRUSTEE"), and SOUTHWEST AIRLINES CO. ("SOUTHWEST").

         WHEREAS the Trust has been organized by the Owner Participant for the purpose of causing the Trust to purchase and acquire title to the Aircraft from the Manufacturer, financing the Acquisition Cost and Transaction Costs through issuance of the Certificates, arranging for storage of the Airframes and the Engines until the Deferred Delivery Dates and then selling the Aircraft to Southwest; and

         WHEREAS Southwest consents to the sale of the Aircraft to the Trust pursuant to the Purchase Agreement Assignment and this Agreement and agrees to purchase each Aircraft from the Trust on the relevant Deferred Delivery Date for the relevant Deferred Purchase Price.

         NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

         SECTION 1. Definitions. All terms not otherwise defined in this Agreement shall have the meanings given such terms by the Certificate Purchase Agreement and the Indenture. The following terms shall have the meanings set forth below:

         "ACCELERATED DEFERRED DELIVERY EVENT" shall have the meaning set forth in Section 3(b) hereof.

         "ACCEPTANCE CERTIFICATE" shall mean, with respect to each Aircraft, an aircraft receipt in the form set out in Exhibit 2 to this Agreement executed by, or on behalf of, the Trust.

         "ACQUISITION COST" for any Aircraft shall mean the Purchase Price Balance for such Aircraft.

         "AIRCRAFT" shall mean each complete aircraft, including related Engines, listed on Schedule I hereto and referred to in the Purchase Agreement Assignment and the Purchase Agreement as the Boeing Model 737-7H4 aircraft required to be manufactured by the Manufacturer and delivered to the Trust or Southwest, as the case may be, together with any alterations, modifications or additions permitted by Section 6 hereof.

         "AIRFRAME" shall mean with respect to any Aircraft the airframe and other equipment and parts required by the Purchase Agreement to be included therein, exclusive of Engines, together with any alterations, modifications or additions permitted by Section 6 hereof.

         "AIRLINE PROGRESS PAYMENTS" shall have the meaning specified in Section 3(a)(i)(A).

         "BFE" shall mean, with respect to each Aircraft, the buyer furnished equipment installed on such Aircraft and listed on Schedule I to the relevant BFE Bill of Sale.

                                       [Aircraft Acquisition and Sale Agreement]


         "BDSC" shall mean Boeing Domestic Sales Corporation, a Washington Corporation.

         "BDSC AIRCRAFT" shall mean the Aircraft bearing manufacturer's serial number 29818.

         "BFE BILL OF SALE" shall mean, with respect to each Aircraft, a warranty bill of sale in the form set forth in Exhibit 6 to this Agreement executed by Southwest in favor of the Trust and covering the BFE relating to such Aircraft.

         "DEFERRED DELIVERY DATE" with respect to an Aircraft shall mean the Payment Date falling in the calendar month set opposite such Aircraft in Column
(C) of Schedule I hereto; provided that if any such day is not a Business Day, such day shall be the next succeeding Business Day in the same calendar month and, if there is no such day, shall be the next preceding Business Day. The Deferred Delivery Date for any Aircraft may be accelerated as provided in
Section 3(b) hereof.

         "DEFERRED DELIVERY LOCATION" shall mean the Storage Contractor's facility in Mojave, California.

         "DEFERRED PURCHASE PRICE" with respect to each Aircraft shall mean the amount specified in Column (H) of Schedule I hereto with respect to such Aircraft, which amount shall be (i) reduced, Dollar-for-Dollar, by the amount that the Purchase Price Balance paid by the Trust for such Aircraft is less than the Maximum Purchase Price Balance for such Aircraft and (ii) adjusted, if necessary, pursuant to Section 3(c) hereof.

         "DELIVERY DATE" with respect to an Aircraft shall have the meaning specified in the Purchase Agreement Assignment.

         "DELIVERY RECEIPT" shall mean, with respect to each Aircraft, a delivery receipt in the form set forth in Exhibit 4 to this Agreement executed by Buyer and Seller and covering such Aircraft.

         "ENGINE" shall mean each of the two engines (as such term is defined in the Purchase Agreement) which the Manufacturer is required under the Purchase Agreement Assignment and the Purchase Agreement to deliver with respect to each Aircraft.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974 as amended from time to time.

         "EXCESS PURCHASE PRICE" with respect to any Aircraft shall mean the amount by which the Purchase Price Balance for such Aircraft exceeds the Maximum Purchase Price Balance for such Aircraft.

         "INDENTURE" shall mean the Trust Indenture and Security Agreement dated as of the date hereof among the Trust, Wilmington Trust Company (in its individual capacity and as Owner Trustee) and the Indenture Trustee, as the same may be supplemented, modified or amended from time to time.

                                       [Aircraft Acquisition and Sale Agreement]



         "LUV TRUST" shall mean the special purpose trust formed pursuant to the Trust Agreement dated as of August 29, 1995 between Spectrum Capital, Ltd. and Mitsubishi Trust & Banking Corporation (U.S.A.), as Trustee.

         "MANUFACTURER" shall mean The Boeing Company, a Delaware corporation.

         "MANUFACTURER'S BILLS OF SALE" shall mean, with respect to each Aircraft or Airframe, the Manufacturer's FAA Bill of Sale and the Manufacturer's Warranty Bill of Sale with respect thereto.

         "MANUFACTURER'S FAA BILL OF SALE" shall mean, with respect to each Aircraft or Airframe, an AC Form 8050-2 bill of sale executed by the Manufacturer or, in respect of the BDSC Aircraft, BDSC in favor of the Trust and covering such Aircraft or Airframe.

         "MANUFACTURER'S WARRANTY BILL OF SALE" shall mean, with respect to each Aircraft, a full warranty bill of sale in the form set forth in Exhibit 1 to this Agreement executed by the Manufacturer or, in respect of the BDSC Aircraft, BDSC in favor of the Trust and covering such Aircraft.

         "MAXIMUM PURCHASE PRICE BALANCE" with respect to any Aircraft shall mean the amount specified for such Aircraft in Column (G) of Schedule I hereto.

         "OTHER PROGRESS PAYMENTS" with respect to any Aircraft shall mean the progress or advance payments made by Southwest under the Purchase Agreement and which are in the amounts specified for such Aircraft in Column (D) of Schedule I hereto.

         "PLAN" means an employee benefit plan (within the meaning of Section 3(3) of ERISA and including any multiemployer plan within the meaning of Section 3(37)(A) of ERISA) which has been established or maintained or to which contributions are or have been made, by Southwest or an affiliate in which Southwest has a beneficial ownership of at least 50 percent.

         "PROGRESS PAYMENTS" with respect to any Aircraft shall mean the progress or advance payments made by the Luv Trust under the Purchase Agreement and which are in the amounts specified for such Aircraft in Column (E) of
Schedule I hereto.

         "PURCHASE AGREEMENT" shall mean the Purchase Agreement No. 1810 dated as of January 19, 1994 between Southwest and the Manufacturer together with all letter agreements and supplements thereto as in effect on the date hereof, as the same may be modified, amended or supplemented in accordance with the terms thereof and, if in respect of the Aircraft, of the Purchase Agreement Assignment.

         "PURCHASE AGREEMENT ASSIGNMENT" shall mean the Purchase Agreement Assignment dated as of the date hereof between Southwest and the Trust, as the same may be modified, amended or supplemented from time to time.

         "PURCHASE AGREEMENT COSTS" shall mean all amounts, costs, indemnities and obligations under the Purchase Agreement which have been assigned to and assumed by the Trust pursuant

                                       [Aircraft Acquisition and Sale Agreement]


to the Purchase Agreement Assignment, including any Excess Purchase Price but excluding any Deferred Purchase Price.

         "PURCHASE PRICE BALANCE" shall have the meaning specified in the Purchase Agreement Assignment.

         "REIMBURSABLE COSTS" shall mean all costs, expenses, obligations and liabilities incurred by the Trust or the Trust Estate pursuant to Section 6.05 of the Trust Agreement, Section 8 of the Certificate Purchase Agreement and
Section 8.01 of the Indenture or incurred by the Owner Participant pursuant to Sections 5.03, 6.07, 7.01 and 7.02 of the Trust Agreement.

         "REQUIRED INSURANCE" shall mean insurance with respect to each Aircraft meeting the requirements of Section 4.10 of the Indenture.

         "STORAGE AGREEMENT" shall mean the aircraft storage and maintenance agreement dated as of the date hereof among the Trust, the Storage Contractor and Southwest substantially in the form of Exhibit 5 hereto.

         "STORAGE CONTRACTOR" shall mean Avtel Services, Inc.

         "SUPPLEMENTAL PROGRESS PAYMENTS" shall mean the payments required to be made by Southwest under Section 3(a)(i)(C) hereof.

         "TRANSFER TAXES" shall have the meaning specified in Section 3(a)(iii).

         "TRUST'S BILLS OF SALE" shall mean, with respect to each Aircraft, the Trust's FAA Bill of Sale and the Trust's Special Warranty Bill of Sale with respect thereto.

         "TRUST'S FAA BILL OF SALE" shall mean, with respect to each Aircraft, an AC Form 8050-2 bill of sale executed by the Trust in favor of Southwest and covering such Aircraft.

         "TRUST'S SPECIAL WARRANTY BILL OF SALE" shall mean, with respect to each Aircraft, a bill of sale in the form set forth in Exhibit 2 to this Agreement executed by the Trust in favor of Southwest and covering such Aircraft.

         SECTION 2. Acquisition of the Aircraft by the Trust.

                  (a) (i) (i) Assignment and Sale. Subject to the satisfaction of the conditions specified in Sections 4 and 5 of the Certificate Purchase Agreement, on the Closing Date, Southwest will assign and sell to the Trust its rights under the Purchase Agreement with respect to the Aircraft pursuant to the Purchase Agreement Assignment.

                           (ii) Progress Payments. Subject to the satisfaction of the conditions specified in Sections 4 and 5 of the Certificate Purchase Agreement, as part of the assignment and sale contemplated by the preceding clause (i), the Manufacturer will certify the amounts of the Progress Payments and Other Progress Payments paid in respect of the Aircraft under the Purchase Agreement, the Trust will repay to the Luv Trust on the Closing Date the Progress Payments, Southwest will assign to the Trust its

                                       [Aircraft Acquisition and Sale Agreement]


         rights in the Other Progress Payments and the Trust will thereupon have to its credit under the Purchase Agreement progress payments in like amounts in respect of the Aircraft. The payment to the Luv Trust shall be made in immediately available funds to the account of Mitsubishi Trust & Banking Corporation (U.S.A.) at Bankers Trust, New York, ABA number 021001033, Account number 04-164-045, Reference: Luv Trust.

                           (iii) Aircraft and BFE. Subject to satisfaction or waiver of the relevant conditions precedent set forth in Section 2(d) hereof, the Trust will pay to the Manufacturer or, in respect of the BDSC Aircraft, BDSC on the Delivery Date for each Aircraft the Acquisition Cost (which shall include any Excess Purchase Price) for such Aircraft by wire transfer of immediately available funds to the account of the Manufacturer at The Chase Manhattan Bank, New York, New York, ABA number 021000021, Account number 910-1-012764, Reference:
         Southwest Airlines. Upon receipt of such payment for any Aircraft, the Manufacturer or, in respect of the BDSC Aircraft, BDSC will transfer legal and equitable title to such Aircraft to the Trust on the Delivery Date therefor (but in no event later than the Commitment Termination
         Date) free and clear of all Liens, and Southwest will transfer legal and equitable title to the BFE installed on such Aircraft to the Trust on such Delivery Date free and clear of all Liens. Each sale of an Aircraft shall be evidenced by (x) the Manufacturer's or, in respect of the BDSC Aircraft, BDSC's delivery to the Trust of a Manufacturer's Warranty Bill of Sale with respect to such Aircraft and (y) Southwest's delivery to the Trust of a BFE Bill of Sale with respect to such Aircraft.

                  (b) Acquisition Cost Final. Notwithstanding any provision to the contrary contained in the Purchase Agreement or otherwise, the Acquisition Cost for each Aircraft shall be final and binding on the Manufacturer, BDSC and the Trust. It is intended that the purchase of each Aircraft by the Trust shall satisfy all of Southwest's obligations to pay the Manufacturer or, in respect of the BDSC Aircraft, BDSC for such Aircraft under the Purchase Agreement and the Purchase Agreement Assignment.

                  (c) Southwest as Trust's Agent. The Trust hereby appoints Southwest to act as its agent (1) to accept physical delivery of each Aircraft from the Manufacturer or, in respect of the BDSC Aircraft, BDSC on the Delivery Date therefor and to act as the Trust's authorized representative in connection therewith, (2) to administer and enforce claims which may arise in respect of the exceptions report referred to in Section 7(c) hereof and the warranty and support arrangements under the Purchase Agreement as assigned pursuant to the Purchase Agreement Assignment, (3) to administer and give and receive all notices under the Storage Agreement, the Certificate Purchase Agreement and the Indenture, (4) to perform the obligations set forth in the Storage Agreement, (5) to perform all of the Trust's obligations under Article IV of the Indenture and (6) to perform the obligations of the Trust under paragraphs 1, 2, 3 and 7 of Section 2(d) hereof. Subject to the Granting Clause of the Indenture, the Trust hereby delegates to Southwest as its agent the power and the right on behalf of the Trust to enforce the obligations of the other parties to the aforesaid agreements, to pursue any claims which the Trust may have for any payment, reimbursement or indemnity payable to the Trust by any of such other parties and to exercise on behalf of the Trust, but subject and subordinate the rights

                                       [Aircraft Acquisition and Sale Agreement]

         granted to the Indenture Trustee under the Indenture, the options or rights granted to the Trust under the Storage Agreement, Sections 8, 10, 11 and 12 of the Certificate Purchase Agreement and the definition of Permitted Investments in, and Sections 2.11, 2.12, 2.13, 3.07 and 4.03, of the Indenture. Southwest agrees to perform such services as agent at its own cost and expense in view of its prospective purchase of the Aircraft pursuant to this Agreement. The appointment of Southwest hereunder shall be effective only so long as no Indenture Event of Default shall have occurred and be continuing.




                  (d) Conditions Precedent. The obligations of the Trust to take the actions required by Section 2(a)(iii) hereof on each Delivery Date shall be subject to satisfaction or waiver by the Trust, the Indenture Trustee and (so long as there is no Indenture Event of Default continuing) Southwest of the following conditions precedent:

                           1. Notice. The Trust shall have delivered to all other parties hereto written notice of such Delivery Date at least five Business Days prior to such date.

                           2. Inspection. The Trust shall have been afforded the opportunity to inspect the Aircraft to be delivered on such Delivery Date for a minimum period of 48 hours.

                           3. Acceptance Certificate. After completion of the aforesaid inspection, the Trust shall have executed an Acceptance Certificate pursuant to the Purchase Agreement acknowledging that the Aircraft subject to delivery on such Delivery Date meets the specifications set forth in the Purchase Agreement, with any exceptions noted, provided that the Trust shall not execute such Acceptance Certificate with respect to any Aircraft unless the Loan Participants have approved the list of exceptions, if any, noted on such Acceptance Certificate.

                           4. Certificate Purchase Agreement Closing. The conditions precedent set forth in Sections 4 and 5 of the Certificate Purchase Agreement shall have been satisfied or waived to the extent that such conditions are required to have been met on such Delivery Date.

                           5. Closing Documents. Each party to this Agreement shall have received, or waived the right to receive, execution copies of all documents, certificates, instruments, and opinions required to be delivered to the Loan Participants under the Certificate Purchase Agreement, with the exception of the opinion of counsel to the Loan Participants.

                           6. Excess Purchase Price. Any Excess Purchase Price and Purchase Agreement Costs payable with respect to the Aircraft to be delivered on such Delivery Date shall have been paid.

                           7. Resale Certificate. The Trust shall execute and deliver to the Manufacturer a resale tax exemption certificate.

                                       [Aircraft Acquisition and Sale Agreement]



         SECTION 3. Sale of the Aircraft to Southwest.

                  (a) Airline Progress Payments; Agreements to Purchase and Sell; Supplemental Progress Payments. (i) (A) Airline Progress Payments. Southwest hereby irrevocably and unconditionally covenants and agrees with the Trust that on each Payment Date it will pay to the Trust progress payments in an amount equal to the sum of (x) all accrued interest due and payable on the Certificates on such Payment Date and (y) all accrued Commitment Fees due and payable on such Payment Date (collectively, the "AIRLINE PROGRESS PAYMENTS").

                           (B) Deferred Purchase Prices. Southwest hereby irrevocably and unconditionally covenants and agrees with the Trust that it will on the Deferred Delivery Date for each Aircraft purchase such Aircraft from the Trust on an "as-is, where-is" basis by paying to the Trust an amount equal to the Deferred Purchase Price for such Aircraft. Subject to the Trust acquiring each Aircraft pursuant to
         Section 2 and Southwest paying the Deferred Purchase Price therefor together with any Purchase Agreement Costs or Transfer Taxes then due and payable, the Trust hereby covenants and agrees with Southwest that it will on the Deferred Delivery Date for each Aircraft transfer, convey and sell all of its right, title and interest in and to such Aircraft to Southwest on an "as-is, where-is" basis without representation or warranty. The Trust will deliver each Aircraft to Southwest at the Deferred Delivery Location. In connection with the sale of an Aircraft, the Trust shall execute and deliver to Southwest at Southwest's expense the Trust Bill of Sale for such Aircraft, and Southwest shall execute and deliver to the Trust the Delivery Receipt for such Aircraft together with a common carrier tax exemption certificate for such Aircraft.

                           (C) Supplemental Progress Payments. Southwest hereby irrevocably and unconditionally covenants and agrees with the Trust to pay as and when due all Various Amounts, Purchase Agreement Costs, Reimbursable Costs and Excess Purchase Price.

                                    (ii) Manner of Making Payments; Payment to
         Indenture Trustee. All payments pursuant to this Agreement shall be made, and the obligation in respect thereof shall be discharged, if received by the recipient thereof by 11:00 a.m. New York time on the date payment is due in Dollars and in immediately available funds (and, if received after such time on such date, such payment shall be deemed to have been received on the next succeeding Business Day). If any Deferred Delivery Date is not a Business Day, then payment shall be due on the next succeeding Business Day. At least two Business Days prior to each Deferred Delivery Date, the Indenture Trustee on behalf of the Trust shall deliver to Southwest an invoice setting forth the amount of the Deferred Purchase Price as of such Deferred Delivery Date in reasonable detail, which invoice shall be conclusive absent manifest error. All payments of Airline Progress Payments, Deferred Purchase Price and Supplemental Progress Payments and all other amounts payable hereunder shall be paid by Southwest to the Trust at the Owner Trustee's office at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, or as the Trust may otherwise direct from time to time in writing; provided, that so long as the Indenture shall not have been discharged pursuant to Section 11.01 thereof, the Trust hereby irrevocably directs, and

                                       [Aircraft Acquisition and Sale Agreement]



         Southwest agrees, that all payments of Airline Progress Payments, Deferred Purchase Price and Supplemental Progress Payments and all other amounts payable hereunder shall be paid directly to the Indenture Trustee at its office at Wells Fargo Bank Northwest, National Association, 79 South Main Street, Salt Lake City, Utah 84111, ABA number 121000248, Account number 0510922115, Reference: Southwest Airlines Amor Trust, Attention: Corporate Trust Services, or as the Indenture Trustee may otherwise direct, at such time so as to be received by the Indenture Trustee prior to 11:00 a.m. New York time on the date of payment (and, if received after such time on such date, such payment shall be deemed to have been received on the next succeeding Business Day). Notwithstanding the foregoing, all Excess Purchase Price and Purchase Agreement Costs shall be paid by Southwest to the Manufacturer or its order. Any amounts payable by Southwest under this Section 3(a) not paid when due shall bear interest at the Past Due Rate, payable upon demand.

                                    (iii) Transfer Taxes. Southwest shall be
         responsible for and shall indemnify the Trust for, from and against all Taxes of any nature levied, assessed, charged or collected in connection with the sale and purchase of the Aircraft hereunder and under the Purchase Agreement and under the Trust's Bills of Sale and the Manufacturer's Bills of Sale (such Taxes are collectively referred to herein as "TRANSFER TAXES").

                  (b) Deferred Delivery Dates. The date for the purchase and sale of each Aircraft under Section 3(a) hereof shall be the earliest of the following:

                           1. The Deferred Delivery Date for such Aircraft;

                           2. The date on which (A) the Allocated Balance of the Certificates in respect of any Aircraft becomes due and payable as a result of the occurrence of an Event of Loss in respect of such Aircraft or (B) the Certificates become due and payable by acceleration or otherwise under the Indenture as the result of an Indenture Event of Default; provided that Southwest shall have received at least five Business Days' prior written notice of such due date in the case of an Indenture Event of Default not caused by a breach by Southwest of its express obligations under the Operative Agreements or any other event involving Southwest which is an Indenture Event of Default; and

                           3. Subject to Section 2.11(b) of the Indenture, the date specified by Southwest in a written notice delivered to the Indenture Trustee and the Trust at least five Business Days prior to such date on which Southwest wishes to purchase such Aircraft pursuant to this Agreement in advance of such Aircraft's scheduled Deferred Delivery Date (any such acceleration of the Deferred Delivery Date of an Aircraft shall be referred to as an "ACCELERATED DEFERRED DELIVERY EVENT"); provided that no Accelerated Deferred Delivery Event in respect of an Aircraft may occur prior to the Delivery Date for such Aircraft.

In the case of Section 3(b)(2)(b) above, if the Delivery Date for any Aircraft shall not have occurred on or prior to the occurrence of such Indenture Event of Default, notwithstanding the provisions of such Section, the Trust shall have no further obligation to purchase such Aircraft

                                       [Aircraft Acquisition and Sale Agreement]


from the Manufacturer under the Purchase Agreement, and Southwest shall have no further obligation to purchase such Aircraft from the Trust hereunder.

                  (c) Certain Amounts to be Credited. The Deferred Purchase Price payable by Southwest for each Aircraft shall be reduced to the extent of any of the following:

                           1. In the case of any Aircraft that is subject to an Event of Loss, the amount of insurance or condemnation proceeds (excluding liability insurance in respect of any Indemnitee) received and retained by the Indenture Trustee (as loss payee or as assignee of the Trust) or, after the Indenture shall have been discharged, the Trust; and

                           2. In the case of the last Aircraft to be purchased by Southwest, an amount equal to the amounts on deposit in the Collateral Account on the last Deferred Delivery Date.

                  (d) Assignment of Warranties and Other Rights. Effective upon the sale of each Aircraft by the Trust to Southwest, the Trust hereby assigns, sells, transfers and conveys unto Southwest all claims or rights with respect to insurance (other than with respect to liability coverage for the Indemnitees), requisition or condemnation proceeds or indemnities or claims of any kind against any person relating to such Aircraft and all covenants, warranties, service plans, support arrangements and other obligations of the Manufacturer and the Engine Manufacturer with respect to such Aircraft under this Agreement and the Purchase Agreement to the extent the same have been assigned to the Trust under the Purchase Agreement Assignment. In consideration for such assignment, Southwest hereby accepts its obligations and agrees to be bound by the limitations set forth in such covenants, warranties, service plans, support arrangements and other obligations of the Manufacturer and the Engine Manufacturer. Notwithstanding the foregoing, no such assignment shall relieve or diminish the obligation of the Manufacturer or the Engine Manufacturer with respect to any indemnity or other obligations to the Indemnitees. The Trust further agrees that upon the purchase of each Aircraft by Southwest and the discharge of the Lien of the Indenture with respect to such Aircraft, Southwest shall succeed to all of the Trust's rights with respect to such Aircraft as against all of the parties to this Agreement and the Certificate Holders under all of the Operative Agreements, and the Trust agrees, at Southwest's expense, to execute and deliver any and all such further instruments and documents and take such further action as Southwest may reasonably request in writing in order to obtain the full benefit of this reassignment.

                  (e) Obligations Unconditional. The obligations of Southwest under Section 3(a) shall be absolute and unconditional and shall not be affected by any fact, circumstance, condition or event whatsoever including, without limitation, any of the following:

                           1. The condition or location of any Aircraft, Airframe or Engine, any defect in the title thereto or in the registration, airworthiness, design, operation or fitness for use of any Aircraft or any Engine or any Part or the existence of any Lien thereon or any damage to, or loss, theft, taking, requisition, condemnation, confiscation, or

                                       [Aircraft Acquisition and Sale Agreement]



         destruction of any Equipment or any inability to deliver possession of any Equipment for any reason whatsoever.

                           2. Any failure by the Manufacturer, BDSC, the Engine Manufacturer, the Trust, the Trust Company, the Owner Participant, the Indenture Trustee or the Storage Contractor to perform any of their obligations under this Agreement, the Purchase Agreement, the Purchase Agreement Assignment, the Storage Agreement, any other Operative Agreement or any other contract.

                           3. The occurrence of any Event of Loss or Indenture Default.

                           4. Any insolvency, bankruptcy, reorganization, moratorium or similar case or proceeding by or against any party to the Operative Agreements.

                           5. Any set-off, counterclaim, recoupment, defense or other right which any party to the Operative Agreements may have against any other party to the Operative Agreements for any reason whatsoever whether arising as the result of the transactions contemplated thereby or otherwise.

                           6. Any misrepresentation by any of the parties to the Operative Agreements, including without limitation the representations of the Trust Company or the Owner Trustee in Section 3(f) hereof.

                           7. Any invalidity or unenforceability or disaffirmance of this Agreement or any other Operative Agreement, or any provision hereof or thereof, in each case whether against or by Southwest or otherwise.

                           8. The inability, for any reason whatsoever, of the Trust to deliver the Trust's Bills of Sale referred to in Section 3(a) hereof.

                  The obligations of the Trust to sell any Aircraft on the applicable Deferred Delivery Date shall be conditioned only on the receipt by the Trust of the Deferred Purchase Price and all other amounts due in respect of such Aircraft.

                  If for any reason whatsoever this Agreement shall be terminated in whole or in part by operation of law or otherwise except as specifically provided herein, Southwest nonetheless agrees to pay an amount equal to each Airline Progress Payment and Deferred Purchase Price payment at the time such payment would have become due and payable in accordance with the terms hereof had this Agreement not been terminated in whole or in part. All amounts of Airline Progress Payment and Deferred Purchase Price payable by Southwest shall be paid without notice or demand (except as otherwise expressly provided) and without abatement, suspension, deferment, deduction, diminution or proration by reason of any circumstance or occurrence whatsoever. Southwest hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Agreement or any part hereof, or to any abatement, suppression, deferment, diminution, reduction or proration of Airline Progress Payment and Deferred Purchase Price except in accordance with the express terms hereof. Each payment of Airline Progress Payment and Deferred Purchase

                                       [Aircraft Acquisition and Sale Agreement]



Price made by Southwest shall be final as to Southwest and the Trust. Southwest will not seek to recover all or any part of any such payment of Airline Progress Payment and Deferred Purchase Price for any reason whatsoever. In addition, except as provided in Section 2(a)(ii) hereof, under no circumstance shall the Trust (or any assignee thereof) be liable to Southwest for any Progress Payments, Other Progress Payments or any other advance payments made under the Purchase Agreement. Southwest covenants that it will remain obligated under this Agreement in accordance with its terms and will take no action to terminate, rescind or avoid this Agreement solely as a result of the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other similar proceeding affecting the Trust or the Owner Participant or any other action with respect to this Agreement which may be taken in any such proceeding by any trustee or receiver of the Trust or the Owner Participant or by any court.

                  (f) Absence of Warranties. NONE OF THE TRUST, THE OWNER TRUSTEE (IN ITS INDIVIDUAL OR ITS TRUST CAPACITY), THE INDENTURE TRUSTEE, THE OWNER PARTICIPANT OR ANY LOAN PARTICIPANT MAKES, HAS MADE OR SHALL BE DEEMED TO MAKE OR HAVE MADE, AND EACH HAS AND WILL BE DEEMED TO HAVE EXPRESSLY DISCLAIMED, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS OR SUITABILITY FOR ANY PARTICULAR USE OR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF ANY OBLIGATIONS BASED ON STRICT LIABILITY IN TORT, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT OR ANY PART THEREOF, except that the Owner Trustee (in its individual and its trust capacity) (A) represents and warrants that on each Delivery Date, the Trust shall have received whatever title to any Aircraft as is conveyed to it by the Manufacturer, or, in respect of the BDSC Aircraft, BDSC,
         (B) represents and warrants that on each Deferred Delivery Date, the Aircraft conveyed to Southwest by the Trust shall be free of Liens attributable to the Trust Company in its individual capacity, (C) covenants that the Trust Company shall not directly or indirectly create, incur, assume or suffer to exist any Lien attributable to it in its individual capacity on or with respect to any Aircraft, any Airframe or any Engine or any portion of the Trust Estate and that the Owner Trustee shall not in its trust capacity create any Lien on any Aircraft, Airframe or Engine other than the Lien of the Indenture without Southwest's consent and (D) represents and warrants that the Trust Company is on the date hereof, and on the Delivery Date it will be, a "citizen of the United States" as defined in Section 40102(a)(15) of the Federal Aviation Act and the rules and regulations of the FAA thereunder, and agrees that if at any time it shall obtain actual knowledge that it has ceased to be a "citizen of the United States" as defined in Section 40102(a)(15) of the Federal Aviation Act, it shall promptly notify Southwest and the Indenture Trustee.

                  (g) No Effect on Other Warranties, etc. None of the provisions of Section 3(e) or (f) or any other provision of the Operative Agreements shall amend, modify, waive or otherwise affect the representations, warranties or other obligations

                                       [Aircraft Acquisition and Sale Agreement]


         (express or implied) of the Manufacturer or the Engine Manufacturer or any subcontractor or release the Manufacturer, the Engine Manufacturer or any subcontractor from any such representation, warranty or obligation.

                  (h) Certain Proceeds to Southwest. Upon the fulfillment by Southwest of all of its obligations to purchase the Aircraft pursuant to Section 3(a) above and the discharge of the Lien of the Indenture, any funds remaining in the Collateral Account and any proceeds of, or claims with respect to insurance, liquidated damages, requisition, condemnation, indemnities, warranties or other amounts relating to the Aircraft (including any obligations of the Manufacturer to bear any costs included in the Deferred Purchase Price but excluding insurance or indemnity claims in respect of liabilities of any Indemnitee) shall belong to Southwest and shall, if held or received by either of them, be immediately distributable to Southwest by the Trust and the Indenture Trustee.

                  (i) Liquidated Damages. If Southwest shall, for any reason, fail to pay in full the Deferred Purchase Price for any Aircraft on any Deferred Delivery Date (or, if earlier, the date specified in Section 3(b) hereof), the Trust shall be entitled to sell or otherwise dispose of such Aircraft or any part thereof (including any Engine), at public or private sale and with or without notice to Southwest or advertisement, as the Owner Trustee may determine, and Southwest shall pay to the Trust, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty, an amount equal to the sum of
         (i) the excess, if any, of the Deferred Purchase Price for such Aircraft, over the net proceeds of such sale, after deduction of all expenses incurred in connection with such sale, plus (ii) interest, to the extent permitted by applicable law, at the Past Due Rate on such Deferred Purchase Price from such Deferred Delivery Date (or earlier such date) to the date of actual payment plus (iii) all Supplemental Progress Payments theretofore due and payable.

         SECTION 4. Southwest's Representations. Southwest covenants, represents and warrants to and with each Certificate Holder, the Owner Participant, the Trust, the Owner Trustee in its individual capacity and as Owner Trustee, and the Indenture Trustee, in its individual capacity and as Indenture Trustee, that on each Delivery Date:

                           (i) Southwest is a corporation duly organized and validly existing in good standing under the laws of the State of Texas, is a "citizen of the United States" and an "air carrier" within the meaning of the Act operating under a certificate issued pursuant to
         Section 401 thereof and of the type referred to in 11 U.S.C. Section 1110, holds an air carrier operating certificate under the Act, has the full power, authority and legal right to own its properties or hold such properties under lease and to enter into and perform its obligations under each Operative Agreement to which it is a party, in accordance with the provisions thereof, and is duly qualified to do business as a foreign corporation in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to so qualify would have a material adverse effect on the financial condition of Southwest and its subsidiaries taken as a whole;

                                       [Aircraft Acquisition and Sale Agreement]


                           (ii) the execution, delivery and performance by Southwest of each Operative Agreement to which it is a party, in accordance with the provisions thereof, have been duly authorized by all necessary corporate action on the part of Southwest, do not require any stockholder approval, or approval or consent of any trustee or holder of any indebtedness or obligations of Southwest, and do not and will not contravene any law, judgment, governmental rule, regulation or order currently in effect or in effect at the time of execution and delivery of such document and binding on Southwest or any of its subsidiaries or the certificate of incorporation or by-laws of Southwest or any of its subsidiaries or contravene the provisions of, or constitute a default under, or result in the creation of any Lien upon the property of Southwest under, any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which Southwest or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound or affected;

                           (iii) neither the execution and delivery by Southwest of the Operative Agreements to which it is a party, nor the consummation by Southwest of any of the transactions contemplated thereby in accordance with the provisions thereof, requires the consent or approval of, the giving of notice to, or, except as described in clause (vi) of this Section 4, the registration with, or the taking of any other action in respect of, the United States Department of Transportation, the FAA, the Securities and Exchange Commission or any other federal, state or foreign government authority or agency or the taking of any other action under any applicable law;

                           (iv) the Operative Agreements to which Southwest is a party each constitute legal, valid and binding obligations of Southwest enforceable in accordance with the terms hereof and thereof, except as such enforceability may be limited by general equitable principles and by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally;

                           (v) the unaudited consolidated balance sheet of Southwest and its consolidated subsidiaries as of June 30, 2001, the audited consolidated balance sheet of Southwest and its consolidated subsidiaries as of December 31, 2000 and the related consolidated statements of operations, common stockholders' equity and cash flows for the periods then ended (copies of which have been furnished to each Loan Participant) have been prepared in accordance with generally accepted accounting principles, fairly set forth in all material respects the financial position of Southwest and its consolidated subsidiaries as of said dates and the results of operations and cash flows for such periods; since December 31, 2000, except for matters disclosed in the financial statements referred to above or in its reports on Forms 8-K and 10-Q delivered prior to the date of this Agreement (copies of which have been furnished to each Loan Participant), there has been no material adverse change in the financial condition of Southwest or its ability to perform its obligations under the Operative Agreements;

                           (vi) except for (A) the registration of the Aircraft in the name of the Trust pursuant to the Act, (B) the filing for recording pursuant to the Act of the Manufacturer's FAA Bills of Sale, the Trust Agreement, the Indenture (with the Trust Agreement attached as an exhibit) and each Indenture and Trust Agreement Supplement,

                                       [Aircraft Acquisition and Sale Agreement]



         (C) the filing of the financing statements referred to in the Certificate Purchase Agreement under the applicable Uniform Commercial Code and (D) the taking of possession by the Indenture Trustee of the original counterpart of this Agreement, no further action, including any filing or recording of any document, is necessary or advisable in order to establish and perfect the Trust's title to and interest in any Equipment, or to perfect the first mortgage Lien on any Equipment and the Indenture Estate in favor of the Indenture Trustee and the assignment of this Agreement to the Indenture Trustee pursuant to the Indenture in any applicable jurisdiction in the United States;

                           (vii) neither Southwest nor any subsidiary of Southwest is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended;

                           (viii) there are no legal or governmental actions, suits or proceedings or, to Southwest's knowledge, investigations pending to which Southwest is a party or of which any of its property is subject other than: (A) as set forth in the financial statements and quarterly and annual reports referred to in clause (v) of this Section 4, or (B) legal or governmental actions, suits or proceedings which would not, in Southwest's reasonable opinion, in the aggregate have a material adverse effect on the financial condition of Southwest and its subsidiaries taken as a whole or Southwest's ability to perform its obligations under the Operative Agreements to which it is a party; and no such actions, suits or proceedings are known by Southwest to be threatened or contemplated by government authorities or threatened by others;

                           (ix) none of the transactions contemplated by the Operative Agreements (including, without limitation, the use of the proceeds from the issuance of the Certificates) will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T and X of the Board of Governors of the Federal Reserve System, and none of the proceeds from the sale of the Certificates will be used, directly or indirectly, to purchase, or to refinance any borrowing, the proceeds of which were used to purchase, any "security" within the meaning of said Securities Exchange Act;

                           (x) Southwest is not in default in the performance of any term or condition of the Purchase Agreement;

                           (xi) no governmental approval of any kind is required of the Owner Participant, the Trust Company, the Loan Participants, the Trust or the Indenture Trustee for their respective execution and delivery of or performance under the Operative Agreements by reason of any fact or circumstance of Southwest, the nature of the Aircraft or Southwest's, the Trust's or the Manufacturer's proposed operations or use of the Aircraft;

                                       [Aircraft Acquisition and Sale Agreement]


                           (xii) on each Delivery Date and each Deferred Delivery Date, all Transfer Taxes then due with respect to the relevant Aircraft then being transferred have been paid;

                           (xiii) Southwest has filed all income tax returns which are required to be filed, and has paid all taxes due and payable and all tax assessments received by it, except for taxes: (A) being contested in good faith by appropriate proceedings for which adequate reserves have been recorded in Southwest's books in accordance with generally accepted accounting principles as reasonably determined by Southwest and its accountants in good faith; or (B) the nonpayment of which would not have a material adverse effect on the financial condition of Southwest and its subsidiaries taken as a whole;

                           (xiv) assuming the truth of the representations contained in Section 6(e) of the Certificate Purchase Agreement, Southwest has not engaged in any transaction in connection with which Southwest could be subjected to either a material civil penalty assessed pursuant to Section 502(i) of ERISA, or a material tax imposed by Section 4975 of the Code; no material liability to the Pension Benefit Guaranty Corporation has been incurred by Southwest with respect to any Plan; there has been no event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any Plan currently maintained or contributed to by Southwest or any affiliate; Southwest and each affiliate has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan; neither Southwest nor any affiliate has sought a waiver of the minimum funding standard under
         Section 412 of the Internal Revenue Code in respect of any Plan; no material amount of "withdrawal liability" as that term is used in
         Section 4201 of ERISA, has been or is expected to be incurred by Southwest nor has Southwest or any affiliate of Southwest been notified by any multiemployer Plan that such multiemployer Plan is in reorganization or insolvency within the meaning of Section 4241 or
         Section 4245 of ERISA or that such multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA;

                           (xv) there are no broker's or underwriter's fees payable in connection with the transactions contemplated in the Operative Agreements other than as specified in the Certificate Purchase Agreement;

                           (xvi) Southwest and its authorized agents have not offered Certificates or beneficial interests in the Trust Estate for sale by means of any form of general solicitation or general advertising, and have not offered to sell (A) the Certificates to any persons other than the Loan Participants and not more than 50 other institutional investors, each of whom was offered a portion thereof at a private sale for investment or (B) beneficial interests in the Trust Estate to any persons other than the Owner Participant; and in the case of each offering by Southwest and its authorized agents, Certificates and beneficial interests in the Trust Estate have been offered solely as bank loans in the ordinary course of business or for investment and not for resale or distribution and the offeree has been a person considered to have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and

                                       [Aircraft Acquisition and Sale Agreement]


         to have such financial position as to be capable of bearing the risks of an investment in the Certificates and beneficial interests in the Trust Estate; Southwest agrees that it has not offered, and neither it nor any authorized person acting on its behalf will hereafter offer, any of the Certificates or the beneficial interests in the Trust Estate for sale to, or solicit any offers to buy any of the Certificates or the beneficial interests in the Trust Estate from, or otherwise approach or negotiate in respect thereof with, any person or persons whomsoever, so as thereby to result in the making and delivery of the Certificates or the creation and distribution of the beneficial interests in the Trust Estate being in violation of the provisions of
         Section 5 of the Securities Act of 1933, as amended; as used in this subparagraph, the term the "Certificates" means the Certificates initially to be delivered to the Loan Participants or any similar security or securities;

                           (xvii) Southwest has delivered to special New York counsel to the Loan Participants a true, correct and complete copy of the Purchase Agreement with respect to the Aircraft; and

                           (xviii) there stands to the credit for the Aircraft Price (as defined in the Purchase Agreement) of each Aircraft under the Purchase Agreement the Progress Payments and the Other Progress Payments specified for such Aircraft in Schedule I hereto.

         SECTION 5. Southwest's Covenants. Southwest covenants and agrees as follows (which agreements shall be performed at Southwest's cost and expense):

                           (i) Southwest will cause to be done, executed, acknowledged and delivered each and every further act, conveyance and assurance as the Trust, the Indenture Trustee or any Certificate Holder shall reasonably require for accomplishing the purposes of the Operative Agreements. Southwest, forthwith upon delivery of each Aircraft or Airframe to the Trust, shall cause such Aircraft or Airframe to be duly registered, and at all times thereafter to remain duly registered, under the Act in the name of the Trust, shall promptly take such action with respect to the recording, filing, rerecording and refiling of the Trust Agreement and the Indenture and the supplements thereto as is necessary to maintain the interests and rights of the Trust in and to the Aircraft and the perfection of the security interests created by the Indenture and shall furnish to the Trust such information (other than information which the Manufacturer has agreed to provide and other than with respect to the citizenship of the Owner Participant and the Trust) as may be required or desirable to enable the Trust to make application for such registration under the Act, and shall promptly furnish to the Trust such information (other than information which the Manufacturer has agreed to provide and other than with respect to the citizenship of the Trust) as may be required to enable the Trust timely to file any reports required or desirable to be filed by it with any governmental authority because of the Trust's ownership of the Aircraft.

                           (ii) Southwest will cause each Manufacturer's FAA Bill of Sale, each affidavit of citizenship, the Trust Agreement, the Indenture and each Indenture and Trust Agreement Supplement to be promptly filed and recorded or filed for recording, to the extent required or permitted under the Act, or required under any other

                                       [Aircraft Acquisition and Sale Agreement]


         applicable law. The following documents shall be filed for recording with the FAA on the Delivery Date in the following order of priority: first, on the Closing Date, the Trust Agreement, second, the Manufacturer's FAA Bill of Sale for the Airframe delivered on such Delivery Date and third, the Indenture (filed on the Closing Date) and the Indenture and Trust Agreement Supplement with respect to such Airframe, to be effected by so filing the Indenture with the Trust Agreement and the Indenture and Trust Agreement Supplement attached as exhibits thereto. Southwest upon request shall provide photocopies of file stamped copies of documents filed and recorded with the FAA.

                           (iii) Southwest shall at all times maintain its corporate existence. Southwest will do or cause to be done all things necessary to preserve and keep in full force and effect its rights (charter and statutory) and franchises; provided, however, that Southwest shall not be required to preserve any right or franchise if Southwest shall reasonably determine that the loss thereof will not materially adversely affect Southwest's business or financial condition or Southwest's ability to perform its obligations under the Operative Agreements.

                           (iv) Southwest also agrees to furnish following the date of this Agreement to the Trust, the Owner Participant, each Certificate Holder and the Indenture Trustee (A) within two months after the end of the first, second and third quarterly accounting periods in each fiscal year of Southwest, a consolidated balance sheet of Southwest and its consolidated subsidiaries prepared by it as of the close of the accounting period then ended, together with the related consolidated statements of operations, common stockholders' equity and cash flows for the quarter then ended and reinvested earnings for such accounting period certified by the Treasurer, the chief accounting officer or a financial vice president of Southwest, (B) within three months after the close of each fiscal year of Southwest, a consolidated balance sheet of Southwest as of the close of such fiscal year and the related consolidated statements of operations, common stockholders' equity and cash flows and reinvested earnings for the fiscal year then ended as prepared and certified by nationally recognized certified public accountants, including their opinion, (C) promptly upon transmission thereof, copies of all regular and periodic reports furnished by Southwest to its stockholders, (D) promptly after filing with the Securities and Exchange Commission, copies of Southwest's annual reports on Form 10-K (including all corresponding annual reports to shareholders), quarterly reports on Form 10-Q and current reports on Form 8-K, including any amendments of such reports, (v) immediate telephonic advice after Southwest obtains knowledge that there has occurred an Event of Loss or that there exists an Indenture Event of Default, confirmed promptly by an officer's certificate describing such default in reasonable detail, and (vi) from time to time such other information as the Trust, any Certificate Holder or the Indenture Trustee may reasonably request. Southwest's obligations pursuant to clauses (A) and (B) of the foregoing sentence may be satisfied by furnishing to the Trust and the Indenture Trustee the reports on Forms 10-K and 10-Q in accordance with clause (D) of the foregoing sentence.

                           (v) Southwest will not directly or indirectly create, incur, or suffer to exist any Lien on or with respect to any Aircraft, any Airframe or any Engine or the Trust's title thereto or any other part of the Trust Estate except Permitted

                                       [Aircraft Acquisition and Sale Agreement]


         Encumbrances. Southwest will promptly, at its own expense, take or cause to be taken such action as may be necessary to discharge any Lien which is prohibited by this paragraph (v).

                           (vi) Southwest will not carry or otherwise maintain insurance in respect of any Aircraft other than in the manner set forth in Section 4.10(d) of the Indenture.

                           (vii) Southwest agrees to duly and punctually perform, or shall ensure that the Trust duly and punctually performs, all of the Trust's obligations under Article IV of the Indenture.

         SECTION 6. Repairs and Modification. From the Delivery Date through the Deferred Delivery Date for each Aircraft, Southwest shall be allowed to make any repairs to or modifications of the Aircraft required by the FAA or under the warranties and support arrangements contained in the Purchase Agreement or, so long as no Indenture Event of Default is continuing, as are desired by Southwest as preservice modifications. Such repairs and modifications shall be effected in a manner which conforms to the requirements of the Indenture. Repairs and modifications required by the FAA or desired by Southwest shall be performed by the Storage Contractor or Southwest and shall be at the sole cost and expense of Southwest.

         SECTION 7. Miscellaneous.

                  (a) Governing Law. THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                  (b) Counterparts; Amendments; Successors and Assigns. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by all of the parties hereto. So long as no Indenture Event of Default shall have occurred and be continuing, the Trust shall not enter into any amendment to any Operative Agreement without Southwest's prior written consent (which consent shall not be unreasonably withheld or delayed). The terms of this Agreement shall be binding upon and shall inure to the benefit of each of the parties to this Agreement and their successors and assigns.

                  (c) Assignment to Indenture Trustee. The parties to this Agreement acknowledge that all of the Trust's rights and interests under this Agreement and the other Indenture Documents (including, without limitation, all rights of the Trust to execute any election or option, to give any notice, consent, waiver or approvals or to enforce any right or remedy) have been assigned and transferred to the Indenture Trustee pursuant to the Indenture as security for the Certificates and the other obligations of the

                                       [Aircraft Acquisition and Sale Agreement]


         Trust to the Indenture Trustee and the holders under the Operative Agreements and, so long as the Lien of the Indenture remains in effect, all rights and remedies of the Trust hereunder and under the other Indenture Documents shall be exercised exclusively by the Indenture Trustee without the consent of the Trust. Each party hereto consents to the foregoing assignment and transfer and acknowledges receipt of a copy of Indenture and all of the terms thereof. All notices and other communications to the Trust hereunder, and under the other Indenture documents shall be copied to the Indenture Trustee.

                  (d) Trust Capacity. The Owner Trustee is executing this Agreement on behalf of the Trust solely as trustee under the Trust Agreement, except as expressly provided herein, and the Indenture Trustee is entering into this Agreement solely as trustee as provided in the Indenture and, except as expressly provided herein, not in its individual capacity, and, except as expressly provided herein, in no case whatsoever shall either of them be liable in its individual capacity for any of the statements, representations, warranties, agreements or obligations of the Trust or the Indenture Trustee, as the case may be, hereunder or for any loss in respect thereof, as to all of which the parties agree to look solely to the Trust Estate and the Indenture Estate respectively; provided, however, that the Owner Trustee and the Indenture Trustee in their respective individual capacities shall be liable hereunder for gross negligence or willful misconduct. The Trust Company in its individual capacity hereby covenants to Southwest that it will promptly remove any Owner's Liens on the Trust Estate arising by, through or under the Trust Company.

                  (e) Notices. Unless otherwise specifically provided herein, all notices required or permitted by the terms hereof or the other Operative Agreements shall be in writing and shall be delivered personally, sent by overnight express, or, if promptly confirmed as provided above, dispatched by telegram, telex or other written (i) if to the Indenture Trustee, addressed to it at its office at 79 South Main Street, Salt Lake City, Utah 84111, Attention: Corporate Trust Services (telecopy: (801) 246-5053), (ii) if to the Owner Trustee, the Trust or the Trust Company, addressed to it at its office at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890,
         Attention: Corporate Trust Department (telecopy: (302) 651-1576), or
         (iii) if to Southwest, addressed to it at its office at 2702 Love Field Drive, Dallas Texas 75235, Attention: Vice President and Treasurer (telecopy: (214) 792-4022).

                  (f) Consent to Jurisdiction. Any legal action or proceeding arising out of or relating to this Agreement or any other Operative Agreement may be instituted in the United States in the courts of the United States for the Southern District of New York (or, absent jurisdiction in such Federal courts, in the courts of the State of New York located in New York, New York), and each of the Trust, the Owner Trustee, the Indenture Trustee and Southwest, in respect of itself and its properties and revenues, irrevocably submits to the jurisdiction of these courts in any such action or proceeding. Each of the Trust, the Owner Trustee, the Indenture Trustee and Southwest agrees that final judgment against it in any legal action or proceeding arising out of or relating to this Agreement or any other Operative Agreement shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which judgment shall be conclusive evidence thereof and of the amount of its indebtedness, or by such other means provided by law.

                                       [Aircraft Acquisition and Sale Agreement]


         EACH PARTY HERETO WAIVES ANY RIGHT IT MAY HAVE TO A JURY TRIAL IN ANY PROCEEDING REFERRED TO ABOVE. The agreement set forth in this Section 7(f) is given solely for the benefit of the parties hereto and such agreement is not intended to and shall not inure to the benefit of any other Person.

                                      * * *

                                       [Aircraft Acquisition and Sale Agreement]


         IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Acquisition and Sale Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                   THE AMOR TRUST, by Wilmington Trust
                                   Company, not in its individual capacity, but solely as Owner Trustee


                                   By:   /s/ W. CHRIS SPONENBERG
                                       -----------------------------------------
                                        Title: VICE PRESIDENT

                                   WILMINGTON TRUST COMPANY, not in its
                                   individual capacity, but solely as Owner
                                   Trustee


                                   By:    /s/ W. CHRIS SPONENBERG
                                       -----------------------------------------
                                        Title: VICE PRESIDENT

                                   WELLS FARGO BANK NORTHWEST NATIONAL
                                   ASSOCIATION,
                                        as Indenture Trustee


                                   By:   /s/ C. SCOTT NIELSEN
                                       -----------------------------------------
                                        Title:  VICE PRESIDENT

                                   SOUTHWEST AIRLINES CO.


                                   By:  /s/ LAURA WRIGHT
                                       -----------------------------------------
                                        Title:  VP FINANCE & TREASURER

                                       [Aircraft Acquisition and Sale Agreement]


                                    EXHIBIT 1

                                  BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS:

         THAT [THE BOEING COMPANY/BOEING DOMESTIC SALES CORPORATION] (SELLER), a Delaware corporation, is the owner of the full legal and beneficial title to that certain Boeing Model 737-7H4 aircraft manufactured by The Boeing Company bearing Federal Aviation Administration Registration Identification Number N_____ and manufacturer's serial number _____, together with two (2) CFM International CFM56-7 engines installed thereon manufactured by CFM International, Inc. bearing manufacturer's serial numbers _____ and _____, respectively, together with all appliances, parts, instruments, appurtenances, accessories, furnishings, or other equipment or property installed on or attached to said aircraft and engines, other than Buyer Furnished Equipment
(BFE).

         THAT for and in consideration of the sum of $1.00 and other valuable consideration SELLER does this ___ day of __________, 200_, grant, convey, transfer, bargain and sell, deliver, assign and set over pursuant and subject to the terms and conditions of Purchase Agreement No. 1810, dated January 19, 1994, all of SELLER's right, title and interest in and to the above described aircraft, engines, appliances, parts, instruments, appurtenances, accessories, furnishings and/or other equipment or property (other than BFE) to THE AMOR TRUST (BUYER), a Delaware Business Trust formed pursuant to the Trust Agreement dated as of November 13, 2001, between Wilmington Trust Company and Amor Aircraft Corporation, as Owner Participant, and unto its successors and assigns forever.

         THAT SELLER hereby warrants to BUYER, its successors and assigns, that there is hereby conveyed to BUYER on the date hereof, good, marketable and sufficient legal and beneficial title to the aforesaid aircraft, engines, appliances, parts, instruments, appurtenances, accessories, furnishings and/or other equipment or property (other than BFE), free and clear of all liens, encumbrances and rights of others, and that it will warrant and defend such title forever against all claims and demands whatsoever.

         THIS BILL OF SALE IS DELIVERED BY SELLER TO BUYER IN, AND GOVERNED BY THE LAW OF, THE STATE OF WASHINGTON.

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed this _____ day of _________, 200_.

                                              [THE BOEING COMPANY/BOEING
                                              DOMESTIC SALES CORPORATION]


                                              By:
                                                  ------------------------------
                                                  Title:

                                    EXHIBIT 1
                                     Page 1

                                       [Aircraft Acquisition and Sale Agreement]



                                    EXHIBIT 2

                             ACCEPTANCE CERTIFICATE




                                    EXHIBIT 2
                                     Page 1

                                       [Aircraft Acquisition and Sale Agreement]


                                    EXHIBIT 3

                                  BILL OF SALE

         KNOW ALL MEN BY THESE PRESENTS:

         THAT THE AMOR TRUST (SELLER), a Delaware Business Trust formed pursuant to the Trust Agreement dated November 13, 2001, between the Wilmington Trust Company and Amor Aircraft Corporation, as Owner Participant, received on __________ __, 200_ (i) a Bill of Sale from The Boeing Company with respect to that certain Boeing Model 737-7H4 aircraft bearing Federal Aviation Administration Registration Identification Number N_____ and manufacturer's serial number _____, together with two (2) CFM International CFM56-7 engines installed thereon bearing manufacturer's serial numbers _____ and _____, respectively, together with all appliances, parts, instruments, appurtenances, accessories, furnishings, or other equipment or property installed on or attached to said aircraft and engines and (ii) a BFE Bill of Sale from Southwest Airlines Co. with respect to certain Buyer Furnished Equipment (BFE).

         THAT for and in consideration of the sum of $1.00 and other valuable consideration SELLER does this ____ day of ___, 200_, grant, convey, transfer, bargain and sell, deliver, assign and set over all of SELLER's right, title and interest in and to the above described aircraft, engines, appliances, parts, instruments, appurtenances, accessories, furnishings, BFE and/or other equipment or property to SOUTHWEST AIRLINES CO. (BUYER), it being understood and agreed that SELLER is hereby conveying to BUYER all of the right, title and interest conveyed to it by [The Boeing Company/Boeing Domestic Sales Corporation] and BUYER, if any, but without representation or warranty of any kind whatsoever.

         THIS BILL OF SALE IS DELIVERED BY SELLER TO BUYER IN, AND GOVERNED BY THE LAW OF, THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed this ____ day of ___, 200__.

                                      THE AMOR TRUST, by Wilmington Trust
                                      Company, not in its individual
                                      capacity, but solely as Owner Trustee


                                      By:
                                          -------------------------------------
                                          Title:



                                    EXHIBIT 3
                                     Page 1

                                       [Aircraft Acquisition and Sale Agreement]





                                    EXHIBIT 4

                                DELIVERY RECEIPT

         SOUTHWEST AIRLINES CO. hereby accepts and acknowledges receipt from THE AMOR TRUST in accordance with the terms and conditions of the Aircraft Acquisition and Sale Agreement dated as of November 13, 2001 between the parties thereto of one Boeing Model 737-7H4 aircraft bearing manufacturer's serial number ______, together with two (2) CFM International CFM56-7 engines installed thereon bearing manufacturer's serial numbers ______ and _____ in Mojave, California, on [date] at ____ [a.m./p.m. (PST/PDT)].



SOUTHWEST AIRLINES CO.,
     as Buyer


By:
    -----------------------------
     Title:


THE AMOR  TRUST,
by Wilmington Trust Company,
not in its individual capacity but solely as Owner
Trustee,
     as Seller


By:
    -----------------------------
     Title:


                                   EXHIBIT 5

AIRCRAFT STORAGE AND MAINTENANCE  AGREEMENT
AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------


                                    EXHIBIT 5

                                STORAGE AGREEMENT



--------------------------------------------------------------------------------


                        AIRCRAFT STORAGE AND MAINTENANCE

                                    AGREEMENT

                                    #01-0280


--------------------------------------------------------------------------------


                                 BY AND BETWEEN

                              AVTEL SERVICES, INC.


                                       AND

                                 THE AMOR TRUST

                                       AND

                             SOUTHWEST AIRLINES CO.






                                   DATED AS OF

                                NOVEMBER 13, 2001





                        FAA REPAIR STATION NO.: LVTR751K




                                   EXHIBIT 5

AIRCRAFT STORAGE AND MAINTENANCE  AGREEMENT
AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------



TABLE OF CONTENTS


Section                                                                                                        Page
-------                                                                                                        ----
                  INTRODUCTION....................................................................................1

ARTICLE 1:        SCOPE OF AGREEMENT..............................................................................1

ARTICLE 2:        TERM OF AGREEMENT...............................................................................2

ARTICLE 3:        STANDARD OF SERVICE.............................................................................2

ARTICLE 4:        CUSTOMER FURNISHED DATA.........................................................................3

ARTICLE 5:        REPRESENTATION..................................................................................3

ARTICLE 6:        DELIVERY........................................................................................4

ARTICLE 7:        REDELIVERY......................................................................................4

ARTICLE 8:        FLIGHT OPERATIONS...............................................................................5

ARTICLE 9:        EXCUSABLE DELAYS................................................................................5

ARTICLE 10:       INSURANCE AND INDEMNIFICATION...................................................................5

ARTICLE 11:       WARRANTY........................................................................................6

ARTICLE 12:       PAYMENT.........................................................................................7

ARTICLE 13:       MISCELLANEOUS...................................................................................9



Appendix                                                                                                       Page
--------                                                                                                       ----

       A:         STATEMENT OF WORK.............................................................................A-1

       B:         RATES / TERMS AND CONDITIONS..................................................................B-1

       C:         FORM OF WORK ORDER REQUEST....................................................................C-1

       D:         FORM OF REDELIVERY NOTICE.....................................................................D-1



                                   EXHIBIT 5

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------

INTRODUCTION

This Agreement, dated as of November 13, 2001 and between AVTEL Services, Inc., hereinafter referred to as "AVTEL", The Amor Trust, acting through Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee, hereinafter referred to as "Owner/Operator" and Southwest Airlines Co., hereinafter referred to as "Southwest".

Whereas, AVTEL is an FAA-approved Repair Station #LVTR751K, which maintains and operates certain facilities located at the East Kern County Airport (Mojave Airport), Mojave, California, (hereinafter referred to as "Facility") for the maintenance, modification, repair, overhaul, storage, and functional testing of aircraft, parts, and components; and

Whereas, the Owner/Operator desires to enter into an agreement with AVTEL for the maintenance and/or storage of certain B-737-600/700/800/900 aircraft which together with the engines, components, aircraft historical records, parts and equipment installed thereon, including any replacements, or substitutions therefore, are singularly and collectively referred to herein as the "Aircraft"; and

Whereas, AVTEL is willing to perform such services for the Owner/Operator pursuant to the RATES, TERMS AND CONDITIONS hereinafter described and as set forth in Appendix B attached hereto:

Now, therefore, in consideration of the stated premise and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE 1. SCOPE OF AGREEMENT

AVTEL shall perform certain storage services (the "Basic Services") for Owner/Operator as specified in writing by the Owner/Operator and stated in Appendix A hereto.

Any maintenance performed on the Aircraft by AVTEL shall be in accordance with the maintenance program/documentation for the Aircraft as supplied in writing by the Owner/Operator and performed at the rates as set forth in Appendix B and subject to the following conditions:

(a) Upon specific prior approval and written authorization of the Owner/Operator, pursuant to a work order request in the form set forth in Appendix C hereto, AVTEL shall perform additional work, services, maintenance, repair or replacement resulting from either additional requirements revealed during the performance of the Basic Services or from additional requirements of the Owner/Operator (hereinafter the "Additional Services"). Such Additional Services shall be accomplished in accordance with the provisions of this article and shall be subject to all the terms and conditions contained in this Agreement. All such Additional Services shall be fully documented.

1

                                    EXHIBIT 5
                                     Page 1

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------

     In the event Additional Services are requested by Owner/Operator, AVTEL shall submit a written proposal or proposals to the Owner/Operator for the performance of such Additional Services. Each proposal shall include, but not be limited to: a description of the service(s); an estimated price for labor and materials; and the effect, if any, the performance thereof shall have upon the redelivery date of the Aircraft, or on any of the other terms and conditions of this Agreement. All Additional Services will be performed through AVTEL at its Facility.

(b) The Owner/Operator's Authorized Representative (AR) shall be empowered to make all decisions in the Owner/Operator's name and may authorize additional work on-site and only in writing. The signature or initials of the AR shall represent the official authorization of the Owner/Operator and shall authorize AVTEL to proceed with the Additional Services and purchase whatever parts are required to complete the authorized Additional Services. Work may proceed on such authorization only on written acceptance, endorsed by initials or signature of an AVTEL Planning Manager, or his/her designee. Southwest, as Owner/Operator's agent hereunder, hereby appoints Gary Bjarke and Bill Rogers as the Authorized Representatives for purposes of this Agreement. Owner/Operator reserves the right to change the Authorized Representatives of Owner/Operator (each, an "AR") on written notice to AVTEL.

(c) Repair items generated as a result of inspection, modification and/or maintenance are considered non-routine items and not considered Additional Services and shall be handled on an individual basis. The signature or initials of the Owner/Operator's AR shall constitute the official authorization for AVTEL to proceed with such repair items.


ARTICLE 2. TERM OF AGREEMENT

This Agreement shall be effective as of the 13th day of November 2001 and shall continue in effect until the 31st day of May 2003, unless extended or terminated as provided in Article 13.


ARTICLE 3. STANDARD OF SERVICE

The Services, Additional Services and other work performed by AVTEL pursuant to this Agreement shall be performed in accordance with applicable U.S. Federal Aviation Administration Regulations (FARs), Owner/Operator's provided and approved maintenance program, manufacturers's maintenance standards and/or any special instructions furnished by Owner/Operator in writing and accepted by AVTEL. AVTEL, with the prior written consent of Owner/Operator, may subcontract to other qualified repair or overhaul facilities some of the services to be provided to Owner/Operator. AVTEL shall at all times, during the term of this Agreement, maintain all licenses, permits and authorizations, including without limitation its FAA Repair Station license, reasonably required in connection with its performance of the Basic Services and Additional Services.

Nothing contained herein shall require either party to act contrary to any law, regulations or order of any governmental body or officer having jurisdiction hereof, or contrary to any permit or authorization

                                    EXHIBIT 5
                                     Page 2

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------

granted to either party by any government or governmental body, or contrary to any arrangement pursuant to which AVTEL operates or utilizes any of its facilities, or in any manner that would cause AVTEL's insurance to be invalidated.

To allow for adequate set up time, AVTEL's Planning Department requires all Owner/Operator furnished pertinent data under Article 4 ten (10) days prior to aircraft induction into maintenance. Owner/Operator recognizes that failure to provide data in a timely manner may affect AVTEL's ability to deliver the Aircraft in an efficient and timely manner.

Owner/Operator shall have the option to provide technicians, subcontractors, advisors, or any other person to perform services that are beyond AVTEL's capabilities while Aircraft is under AVTEL's custody with prior written authorization from AVTEL.


ARTICLE 4. CUSTOMER FURNISHED DATA

The Owner/Operator shall furnish AVTEL with the following technical data, as may be required, prior to delivery of each Aircraft for storage:

         -Approved Maintenance Manuals/IPC/SRM and Wiring Diagrams -Flight Operations Manual
         -Routine Work Cards, as applicable

These documents will be completed as necessary and in accordance with all regulatory requirements and, in addition to all technical data such as all manuals, will be returned to the Owner/Operator when the Aircraft is redelivered with all other data returned to the Owner/Operator within seven (7) days after Aircraft is redelivered. Unless otherwise directed by Owner/Operator, all manuals and records will be returned to Southwest, attention Manager Aircraft Records, at the address set forth in Article 13 hereof.


Upon delivery of the Aircraft, the Owner/Operator shall make available for AVTEL's inspection at the Facility, the current maintenance flight log. This will remain with the work documents described above and will be returned to the Owner/Operator at redelivery.

ARTICLE 5. REPRESENTATION

Owner/Operator hereby appoints Southwest to act as its agent to administer and give and receive all notices under this Storage Agreement and to perform the obligations of Owner/Operator set forth herein. This agency may be revoked by ten (10) days prior written notice to AVTEL.



                                    EXHIBIT 5
                                     Page 3

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------



The AR shall be available at all times, either on-site or via telephone, while work is being performed on the Owner/Operator's Aircraft. The AR is authorized to act for and on behalf of Owner/Operator and Southwest for all purposes under this Agreement. Owner/Operator recognizes that the unavailability or unwillingness to make a decision on the part of the designated AR may result in a work slow down or stoppage and possible charges for standby time. AVTEL shall provide the AR access to the premises where work is performed at all times that work is taking place on the Aircraft and at the risk and peril of the Owner/Operator. AVTEL shall provide the designated AR office space, as available, while work is being performed on the Aircraft. Long distance phone calls and/or telefax transmissions by the AR shall be billed to the Owner/Operator in accordance with Appendix B.


ARTICLE 6. DELIVERY

Delivery means the delivery of the Aircraft by the Owner/Operator to AVTEL prior to storage and/or commencement of maintenance service on the Aircraft. AVTEL and an Authorized Representative of Owner/Operator shall endorse the delivery of Aircraft and authorize the requested storage and/or maintenance services by the execution of a "Delivery Receipt" in the form attached hereto as part of Appendix A. All deliveries shall be at the Facility. AVTEL shall conduct, upon delivery of all storage aircraft, an inventory of loose equipment (to include aircraft historical records) and record avionics serial numbers.


ARTICLE 7. REDELIVERY

Upon receipt of at least ten (10) days notice from the Owner/Operator in the form attached hereto as Appendix D (the "Redelivery Notice"), AVTEL shall redeliver the Aircraft identified in such Redelivery Notice to Southwest, on the date set forth in such Redelivery Notice. If Southwest fails to take redelivery of any Aircraft on the date set forth in a Redelivery Notice, Southwest shall remain obligated for any charges arising from the continued storage of such Aircraft until redelivery.

AVTEL shall redeliver the Aircraft to the Owner/Operator and both parties hereto shall evidence the redelivery of Aircraft by the execution of a "Redelivery Receipt" in the form attached hereto as part of Appendix A.

AVTEL SHALL MAKE THE AIRCRAFT AVAILABLE TO OWNER/OPERATOR AT MOJAVE AIRPORT FOR DETAILED INSPECTION IN ORDER TO VERIFY THAT THE CONDITION OF THE AIRCRAFT AS IS SET FORTH HEREIN AND THAT THE AIRCRAFT DOCUMENTS HAVE BEEN MAINTAINED AS PROVIDED HEREIN REGARDING THE CONDITION, MAINTENANCE, STORAGE AND HISTORY OF THE AIRCRAFT DURING AVTEL'S POSSESSION.

At all times while the Aircraft is being flown, either for a functional test flight, acceptance test flight, or ferry flight, the Owner/Operator will be presumed to have accepted the Aircraft into its care, custody and control even in the event a receipt has not been effected.




                                    EXHIBIT 5
                                     Page 4

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------



ARTICLE 8. FLIGHT OPERATIONS

During or upon completion of storage or the Services and/or any Additional Services on the Aircraft, but prior to redelivery thereof, the Owner/Operator or its designee, may conduct one or more test flights. (These flights may be for any purpose which may include maintenance test, demonstration, training, etc.). Each flight shall be at the option and expense of the Owner/Operator. Following the flight, AVTEL shall correct those items identified during such flight that the Owner/Operator requires and authorizes to be corrected.

Following each test flight, a formal post-flight debriefing will be held between AVTEL, the Owner/Operators' Flight Crew and the AR.

ARTICLE 9. EXCUSABLE DELAYS

AVTEL shall not be liable for any delay in the delivery of any Aircraft if the delay is caused by forces beyond the reasonable control of AVTEL including, but not limited to, delay by Owner/Operator in providing the necessary specifications, data, material or approvals which is a direct cause of AVTEL's delay in performance.

Neither party shall be liable for delay or failure in the performance in whole or in part of this agreement if such failure is caused by Acts of God or public enemy, fire, flood, strikes or other labor disputes (whether at the Facility or elsewhere), riots, insurrection, war governmental orders or actions, failure of transportation, delays occasioned by suppliers or subcontractors, failure by the other to comply with the terms hereof, or any cause beyond the control of such party whether or not specifically mentioned herein, such causes being termed "force majeure".

ARTICLE 10. INSURANCE AND INDEMNIFICATION

AVTEL shall, at all times while the Aircraft is in its possession pursuant to the Agreement, maintain in full force and effect policies of insurance issued by responsible carriers and affording the following coverages: (i) airport premises liability, including hangarkeeper's liability, (ii) products liability and completed operations coverage and, (iii) workmen's compensation coverage as required by law. The Owner/Operator shall, during the term of this Agreement, maintain or cause to be maintained all risk hull and liability insurance on the Aircraft. AVTEL shall name the Owner/Operator as additional insured party as regards premises liability only. A certificate of insurance will be sent to Owner/Operator within ten (10) days after execution and delivery of this Agreement.

The Owner/Operator shall name AVTEL as an additional insured party with waiver of subrogation for all in-flight operation of the Aircraft. In-flight operations shall include flight testing, demonstration flights, flight instruction and/or crew training, and the entire period of the delivery/redelivery flight. Owner/Operator at its sole cost, shall provide reasonable Aircraft liability insurance for the Aircraft, including bodily injury and property damage liabilities. Such insurance shall include public liability, passenger liability, and property damage liability coverage and shall name AVTEL as an additional insured party therein. Owner/Operator shall furnish evidence of all such insurance to be obtained by it in form reasonably satisfactory to AVTEL prior to the date flights are participated in or conducted by AVTEL.


                                    EXHIBIT 5
                                     Page 5

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------

The insurance policies referred to in this Article shall provide that they may not be canceled unless at least thirty (30) days prior written notice of such cancellation is provided to Owner/Operator and AVTEL, respectively. Only 30 days notice of cancellation will be provided if underwriters cancel the policy(ies). The policies referred to in this Article shall also provide that there will be no recourse against AVTEL for payment of premiums.

ARTICLE 11. WARRANTY

(a) AVTEL hereby warrants that its workmanship for the Services and Additional Services performed on the Aircraft to be free from defects for a period of 180 days from the date of redelivery of the Aircraft.

(b) AVTEL obligations and liabilities under this warranty are applicable only to the Aircraft, parts, and components which are the result of AVTEL's defective workmanship.

(c) The obligations and responsibilities of AVTEL pursuant to this warranty for the Services and Additional Services shall be limited to: (i repair, (ii) replacement of parts, or (iii) reimbursement to the Owner/Operator for Owner/Operator's reasonable costs related directly to the necessary repair or replacement to remedy defect(s). If any condition that, upon inspection, is found to be defective, it shall be limited to either the repair or the re-overhaul of the Aircraft thereupon all at AVTEL's option. Owner/Operator will ship at its expense and risk the warranted equipment for correction to and from AVTEL.

(d) AVTEL's obligations and responsibilities under the warranty are expressly limited to an amount not to exceed the service charge made for the Service or Additional Service originally performed by AVTEL for the particular Aircraft.

(e) Obligations and responsibilities of the Owner/Operator: (i Owner/Operator is obligated to give written notice to AVTEL of a malfunction, claimed to be within the scope of this warranty, within thirty (30) days of discovery thereof. (ii) Warranty work performed without the prior approval of AVTEL shall be at the sole expense of the Owner/Operator. (iii) Defects resulting from improper maintenance or misuse of the Aircraft by the Owner/Operator are not covered by this warranty. (iv) In the event that investigation discloses no defects in workmanship by AVTEL, the Owner/Operator shall pay AVTEL for expenses incurred in the teardown, investigation, reassembly, and test of the condition in question at AVTEL's standard labor and material rates.

(f) THE WARRANTIES OF AVTEL AND REMEDIES OF THE OWNER/OPERATOR SET FORTH ABOVE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE OWNER/OPERATOR HEREBY WAIVES, RELEASES, AND RENOUNCES ALL OTHER WARRANTIES OF AVTEL AND RIGHTS, CLAIMS, AND REMEDIES OF THE OWNER/OPERATOR AGAINST AVTEL FOR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY DEFECT IN THE AIRCRAFT OR AVTEL'S WORKMANSHIP, INCLUDING, BUT NOT LIMITED TO, (I) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE, AND (II) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE. IN NO EVENT SHALL AVTEL BE LIABLE UNDER THIS WARRANTY FOR SPECIAL, CONSEQUENTIAL, OR INCIDENTAL DAMAGES, INCLUDING LOSS OF USE OR LOSS OF PROFITS.

(g) The warranties are exclusive to the Owner/Operator and not assignable or transferable to any other party without the prior written consent of AVTEL, which consent shall not be unreasonable withheld.

(h) The responsibility for processing and pursuing warranty claims against manufacturers and other vendors shall rest with Owner/Operator. AVTEL agrees to assign such warranties to Owner/Operator to

                                    EXHIBIT 5
                                     Page 6

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------


the extent assignable and/or to cooperate with and assist Owner/Operator in processing and pursuing such warranties.

ARTICLE 12. PAYMENT

Owner/Operator or, pursuant to Article 7, Southwest shall pay, or cause to be paid, to AVTEL in accordance with the payment terms set forth in Appendix A and Appendix B for each Aircraft. Invoices shall be mailed to the following:

                                 The Amor Trust
                 C/O Wilmington Trust Company, as Owner Trustee
                  1100 North Market Street, Rodney Square North
                           Wilmington, Delaware 19890
                    Attention: Corporate Trust Administration

                                 With copies to:

                             Southwest Airlines Co.
                               2702 Love Field Dr.
                               Dallas, Texas 75235
                     Attn: Director of Maintenance Contracts

                                       And

                               The Boeing Company
                                  P.O. Box 3707
                                 Mail Code 21-34
                                Seattle, WA 98124
                        Attn: Vice President - Contracts

Owner/Operator will provide notice of any dispute to AVTEL promptly following identification of the dispute. Each notice of dispute shall be in writing and set forth the disputed amount(s), the invoice number(s) to which the amount(s) relate and, in reasonable detail, the basis of the dispute.


The Owner/Operator or, pursuant to Article 7, Southwest shall pay to AVTEL for the Basic Services, Additional Services, and non-routine services as indicated in Appendix B "Rates / Terms and Conditions".

Any work performed by AVTEL on a time and material basis (T&M) will be subject to the following guidelines:

T&M work will usually consist of non-routine and customer requested items. T&M estimates are not firm, fixed price (FFP) quotes. Some T&M tasks will be completed in less time than estimated and some will be completed in more time than estimated. AVTEL will work the T&M tasks to the best of its ability under conditions that may exist on the aircraft after the estimate is made and approved. Actual work


                                    EXHIBIT 5
                                     Page 7

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------


conditions may not conform to the conditions assumed by the person making the estimate initially. AVTEL will invoice T&M tasks for the actual hours incurred.

All payments to AVTEL, unless otherwise specified in Appendix B, under the amount of $1,000,000.00 USD, shall be made by check or bank draft directly to AVTEL at the following address:

                               AVTEL Services, Inc
                                16880 Avtel Drive
                              Mojave, CA 93501-2006
                         Attention: Accounts Receivable

Payments under the amount of $1,000,000.00 USD may be made by wire transfer as specified in the next paragraph.

All payments to AVTEL, unless otherwise specified in Appendix B, in excess of $1,000,000.00 USD, shall be made by wire transfer to the following bank:

      U.S. Bank (formerly Santa Monica Bank)    Checking Account #:   153491811763
      2450 Colorado Blvd., Suite 4000 West      FedWire Routing #:    122212611
      Santa Monica, CA 90404-3515               ACH Routing #:        122235821
      Attention: Mark A. Mitchell

If this Agreement is terminated under conditions other than those expressly stated herein, and other than for breach of this Agreement by AVTEL, Owner/Operator shall be responsible for the payment of all charges incurred up to and including the date of termination.

In the event that AVTEL shall not have received any payment due hereunder within ten (10) days after written notice of non-payment, AVTEL shall have the right to deem such non-payment to be a "STOP WORK AUTHORIZATION."



                                    EXHIBIT 5
                                     Page 8

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------




ARTICLE 13. MISCELLANEOUS

                              Material Disposition

Prior to redelivery of Aircraft, Owner/Operator shall instruct AVTEL regarding the disposition of Owner/Operator's materials from the Facility. All Owner/Operator's materials not removed within ninety (90) days shall be considered abandoned, and AVTEL shall be entitled to dispose of such materials at Owner/Operator's expense.

                              Notices and Requests

All notices and requests in connection with this Agreement shall be given in writing and may be given by telecopy, overnight courier or certified U.S. mail, postage prepaid, return receipt requested communication addressed as follows:

                               AVTEL Services, Inc
                                16880 Avtel Drive
                              Mojave, CA 93501-2006
                              Attention: Contracts
                       (661) 824-4517 / (661) 824-5103 (F)

or to such other address or addressee and AVTEL shall from time to time designate in writing for this purpose, and in the case of notice to Owner/Operator, addressed to:

                                 The Amor Trust
                        Wilmington Trust Company, Trustee
                  1100 North Market Street, Rodney Square North
                           Wilmington, Delaware 19890
                    Attention: Corporate Trust Administration
                       (302) 651-1834 / (302) 651-1576 (F)

                                 With copies to:

                             Southwest Airlines Co.
                               2702 Love Field Dr.
                               Dallas, Texas 75235
                     Attn: Director of Maintenance Contracts
                        (214)792-7456 / (214)792-7400 (F)

or to such other address or addressee as Owner/Operator may from time to time designate in writing for this purpose.


                                    EXHIBIT 5
                                     Page 9

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------


                                   Assignment

Neither this Agreement nor any Basic Service nor Additional Service to be provided hereunder shall be assigned or delegated by AVTEL without the prior written consent of the Owner/Operator. Consent by the Owner/Operator to such assignment in one instance shall not constitute consent to any other assignment.

AVTEL acknowledges that this Agreement has been assigned by Owner/Operator to Wells Fargo Bank Northwest, National Association, Indenture Trustee as Security. AVTEL does hereby, waive its rights under Sections 9790 et seq. of the California Business and Professions Code, Sections 3051 et seq. of the California Civil Code and Sections 1208.61 et seq. of the California Code of Civil Procedures with regard to the Aircraft. AVTEL hereby grants to the Owner/Operator or its agent an irrevocable power of attorney, coupled with an interest, to sign such documents, effect such filings (including, without limitation, with the FAA and the California Secretary of State) and take such other action as the Trust or its agent shall deem necessary or useful to clear any materialmen's mechanic's, workmen's repairmen's or other like liens from the aircraft, or to establish that none exists. Notwithstanding any provision of this Agreement to the contrary, AVTEL will not terminate this Agreement or exercise any rights or remedies it may have hereunder, without providing at least ten (10) days advance written notice to the Owner/Operator.

                                  Severability


Should any part of this Agreement be found invalid or unenforceable by competent authority, the balance of this agreement to the extent that it is not held invalid and unenforceable shall continue in full force and effect to the fullest extent permitted by law.

                                  Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                                 Attorneys' Fees

In the event an action is brought to enforce or construe the provisions of this Agreement, the prevailing party in such action (including any bankruptcy proceeding) shall be awarded costs and reasonable attorney's fees as part of the judgment in such action.

                                   Termination

In the event a party hereto defaults in the observance or performance of any of its obligation herein contained, the other party may terminate this Agreement upon fifteen (15) days written notice to the defaulting party, specifying the default and requiring that the same be remedied. Termination shall become effective provided such default continues for said fifteen-day period.



                                    EXHIBIT 5
                                     Page 10

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------




In the event of termination of this Agreement by either party, as provided in this Article, other than by default of AVTEL, Owner/Operator shall pay AVTEL for any expenses AVTEL may have incurred on behalf of the Owner/Operator for work in process and items ordered from vendors.

                          Entire Agreement And Changes

This Agreement constitutes the full and complete Agreement of the parties and supersedes any other agreement, understanding or representation whether verbal or in writing by or between AVTEL and the Owner/Operator. Any changes amendments or other modifications to the Agreement shall be in writing and executed by both parties hereto.

                             Independent Contractor

The parties hereto shall not have the authority to obligate the other parties hereto in any manner whatsoever without the prior written consent of such other parties having been obtained, it being understood that the relationship of the parties is that of independent contractors. Without limiting the foregoing, the parties shall have no authority to sign or contract for, or commit the other parties in any way, or accept any contract, or make any warranty, representation or agreement on behalf of the other parties. Nothing herein is deemed to create a partnership or joint venture between the parties hereto.

                                  Counterparts

This Agreement may be signed in any number of counterparts, each of which will be an original, and all of which together will constitute the same instrument.

                                 Right to Audit

AVTEL shall, upon request by Owner/Operator, make available such of its books and records during normal business hours, as are reasonably required to verify hours worked, the cost of materials, subcontractor fees and charges, and other information reasonably relevant to time and material charges invoiced under this Agreement.

                                 Trust Capacity

Wilmington Trust Company is executing this Agreement on behalf of The Amor Trust solely as Owner Trustee under the Trust Agreement dated as of November 13, 2001 with Amor Aircraft Corporation as Owner Participant and, except as expressly provided herein, not in its individual capacity, and, except as expressly provided herein, in no case whatsoever shall it be liable in its individual capacity for any of the statements, representations, warranties, agreements or obligations of The Amor Trust hereunder or for any loss in respect thereof, as to all of which the parties agree to look solely to The Amor Trust; provided, however, that Wilmington Trust Company in its individual capacity shall be liable hereunder for its gross negligence or willful misconduct.


                                    EXHIBIT 5
                                     Page 11

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day set forth in the "Introduction" to this Agreement.


AVTEL SERVICES, INC.                             THE AMOR TRUST
                                                 By Wilmington Trust Company,
                                                 not in its individual capacity
                                                 but solely as Owner Trustee


By:                                              By
       ------------------------------------         ----------------------------

Name:  Tim Mosich                                Name:  W. Chris Sponenberg


Title: Vice President,                           Title: Vice President
       Business Development & Contracts

Date:  November 13, 2001                         Date:  November 13, 2001



SOUTHWEST AIRLINES CO.

By:
       ------------------------------------

Name:  Laura Wright

Title: Vice President-Finance and Treasurer

Date:  November 13, 2001



                                   EXHIBIT 5

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------



                                   APPENDIX A
             TO AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT #01-0280

                                STATEMENT OF WORK

Owner/Operator shall from time to time deliver Aircraft to AVTEL under this Agreement. Owner/Operator will use its commercially reasonable efforts to provide AVTEL a delivery schedule, which delivery schedule may be modified from time to time by Owner/Operator. Upon delivery of an Aircraft and execution of a Delivery Receipt as set forth in Article 6 of the Agreement, the Aircraft identified in such Delivery Receipt shall become subject to the Agreement and AVTEL shall perform the Basic Services set forth in this Appendix A with respect to each such Aircraft under the terms set forth in this Agreement.

DESCRIPTION OF BASIC SERVICES/PRICING

The Basic Services to be performed in connection with each Aircraft delivered hereunder, and the prices for such Basic Services, are described below. The storage maintenance tasks performed as part of the Basic Services shall be in accordance with the Boeing 737-600/700/800/900 D6633A101-SWA, Aircraft Maintenance Manual, Part II, as supplied to AVTEL by Southwest Airlines, including the Prolonged Parking, APU and Power Plant Maintenance Practices set forth in such manual. The Basic Services will be provided on a firm, fixed price
(FFP) basis as set forth in the table below. The FFP includes labor only. All Additional Services will be performed in accordance with the rates stated in Appendix B. All parts and materials will be provided in accordance with the rates stated in Appendix B.

The parties hereto agree that AVTEL shall perform the Basic Services during the term of this Agreement for up to 19 Boeing 737-600/700/800/900 Aircraft if delivered by Owner/Operator. AVTEL acknowledges and agrees that nothing in this Agreement obligates Southwest or the Owner/Operator to provide any minimum number of Aircraft to AVTEL hereunder or to store any Aircraft for any minimum period of time.


                                    TASK                                                       FFP
                                    ----                                                   ----------
Park, Receive Aircraft and Ground Handling - Per Occurrence                                $ 1,444.80

Incoming Inspection, Inventory, Video - Per Occurrence                                     $   722.40

10-12-02-550-802 (Induction into Storage) - Per Occurrence                                 $14,936.25

10-12-02-620-802 (7-Day Repetitive Check) - Per Occurrence                                 $   225.75

10-12-02-620-803 (7/14-Day Repetitive Check) - Per Occurrence                              $   496.65

10-12-02-620-804 (7/14/30-Day Repetitive Check) - Per Occurrence                           $ 1,038.45

10-12-02-620-805 (7/14/30/60-Day Repetitive Check) - Per Occurrence                        $ 1,941.45

10-12-02-620-806 (7/14/30/60-Day Repetitive Check) - Per Occurrence                        $ 6,456.45

10-12-02-620-807 (7/14/30/90-Day Repetitive Check) - Per Occurrence                        $ 2,122.05

10-12-02-620-808 (7/14/30/60/90/180-Day Repetitive Check) - Per Occurrence                 $ 7,901.25

10-12-02-620-809 (7/14/30/60/90/180/365-Day Repetitive Check) - Per Occurrence             $12,235.65

10-12-02-550-801 (Reactivation from Storage) - Per Occurrence                              $16,931.25

Venting Aircraft (Outside Air Temperature Exceeds 85 Degrees Fahrenheit)                    No Charge

Monthly Parking Fee (Each Aircraft)                                                        $   200.00

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------



                             APPENDIX A - CONTINUED
             TO AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT #01-0280

                                STATEMENT OF WORK

STORAGE CONDITIONS


The following conditions will be met for each Aircraft:

o    AVTEL will park the aircraft on a hard-packed surface (Unused Taxiway).

o AVTEL will park the aircraft together as a group, segregated from other commercial aircraft in AVTEL's storage facility.

o AVTEL will cordon off the area where the Aircraft are parked and access will be limited to those qualified maintenance personnel performing storage tasks on the aircraft.

o AVTEL will have a spotter assist the driver any time mechanical equipment is operated in the immediate vicinity of the aircraft.

o AVTEL will store aircraft records in a dedicated, segregated, secure location.

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------

                             APPENDIX A - CONTINUED
             TO AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT #01-0280

                                STATEMENT OF WORK


                 AIRCRAFT DELIVERY / REDELIVERY RECEIPT (FRONT)

[AVTEL SERVICES, INC. LOGO]
16880 AVTEL DRIVE, MOJAVE, CALIFORNIA 93501-2006                 F.A.A. REPAIR STATION NO. LVTR751K
=========================================================================================================


---------------------------------------------------------------------------------------------------------
                                           AIRCRAFT DELIVERY
---------------------------------------------------------------------------------------------------------
CUSTOMER:

PROPOSAL/CONTRACT NUMBER:

AIRCRAFT MAINTENANCE AGREEMENT IN EFFECT?
---------------------------------------------------------------------------------------------------------
             LOCATION                       DATE (MM-DD-YY)                     TIME
---------------------------------------------------------------------------------------------------------

              MOJAVE
--------------------------------------------------------------------------------------------------------
            AIRCRAFT TYPE                  REGISTRATION NUMBER             MFG. SERIAL NUMBER

--------------------------------------------------------------------------------------------------------
         ENGINE NUMBER/TYPE                MFG. SERIAL NUMBER                 FUEL LOAD
--------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
BY:                                                              BY:
   --------------------------------------                            ------------------------------------
             CUSTOMER/DELIVERY                                       AVTEL SERVICES, INC./RECEIVING PARTY
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
                                        AIRCRAFT REDELIVERY
---------------------------------------------------------------------------------------------------------
               LOCATION                      DATE (MM-DD-YY)                    TIME
---------------------------------------------------------------------------------------------------------
               MOJAVE                                                          AM/PM
---------------------------------------------------------------------------------------------------------

   FINANCIAL CLEARANCE:
                            -------------------------------------
                                   AVTEL FINANCE DEPARTMENT


BY:                                                           BY:
   --------------------------------------                         --------------------------------------
          CUSTOMER/RECEIVING PARTY                                AVTEL SERVICES, INC./DELIVERYING PARTY
---------------------------------------------------------------------------------------------------------


                              COMPLETION OF FORM - PROCEDURE/DISTRIBUTION

AIRCRAFT DELIVERY:     COMPLETE TOP SECTION, AND OBTAIN CUSTOMER SIGNATURE. PROVIDE ONE (1) COPY TO
                            CUSTOMER, ONE (1) COPY TO FINANCE, AND ONE (1) COPY TO CONTRACTS.

AIRCRAFT REDELIVERY:    COMPLETE BOTTOM SECTION, AND OBTAIN CUSTOMER SIGNATURE. PROVIDE ONE (1) COPY
                            TO  CUSTOMER, ONE (1) COPY TO FINANCE, AND ONE (1) COPY TO CONTRACTS.
---------------------------------------------------------------------------------------------------------

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------


                             APPENDIX A - CONTINUED
             TO AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT #01-0280

                                STATEMENT OF WORK


                  AIRCRAFT DELIVERY / REDELIVERY RECEIPT (BACK)



[AVTEL SERVICES, INC. LOGO]
16880 AVTEL DRIVE, MOJAVE, CALIFORNIA 93501-2006                 F.A.A. REPAIR STATION NO. LVTR751K
=========================================================================================================


---------------------------------------------------------------------------------------------------------
                                        AIRCRAFT DELIVERY COMMENTS
---------------------------------------------------------------------------------------------------------
                                             INSPECTION

Removed A/C Library
Log A/C Library
Removed A/C Certificates
Performed A/C Video


---------------------------------------------------------------------------------------------------------
                                      AIRCRAFT REDELIVERY COMMENTS
---------------------------------------------------------------------------------------------------------
                                             INSPECTION

Re-present A/C Library
  (Customer must sign)
Re-place A/C Certificate
Present Redelivery Sheet to
  Finance for Release
Record departing fuel load


---------------------------------------------------------------------------------------------------------

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------

                                   APPENDIX B
             TO AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT #01-0280

              RATES / TERMS AND CONDITIONS FOR ADDITIONAL SERVICES

The Services and Additional Services performed hereunder shall be carried out at the following prices and rates set forth below.


LABOR RATES                                          PER HOUR
-----------                                          --------
Mechanic/Inspector (See Note 1)                        $43.00
Mechanic/Inspector Overtime                            $60.00
Backshop                                               $60.00
Drop-In Maintenance                                    $62.50
Non Destructive Test (NDT)                             $65.00
Engineering                                            $70.00

Note 1:                Inspection (Buy Back) hours will be included in the
                  non-routine estimate for labor hours. Per Hour rate is for storage related maintenance only.

MATERIAL AND OUTSIDE SERVICES RATES

Parts and Materials                                  Cost + 17%
Outside Services                                     Cost + 17%
Customer Furnished Parts and Materials               No Charge
Freight                                              Cost
Miscellaneous Small Parts (<$2.00)                   2.5% of Total Labor Dollars

General Note:     All prices are in U.S. Dollars (USD)


PAYMENT TERMS



Invoiced monthly for each aircraft and payable within 30 days of invoice date. In the event the Owner/Operator requests a significant amount of work, AVTEL reserves the right to request payment of an estimated amount prior to commencement of services.



If, at the time of receipt by AVTEL of a Redelivery Notice for an Aircraft, any invoices under this Agreement are then past due, prior to Redelivery of such Aircraft, Owner/Operator shall pay to AVTEL all such past due invoices under this Agreement, together with all known and estimated fees and costs hereunder for such Aircraft being redelivered.

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------


GENERAL


In the event a single part, material or outside service is procured by AVTEL in excess of $25,000.00, AVTEL may submit an invoice to owner/operator on a "net 15" basis.

Late charges will be assessed in the amount of 1% per month or portion of each month on the outstanding balance.


EXPEDITE FEE


AVTEL will negotiate with Owner/Operator on a case-by-case basis an expedite fee to reduce the overall time necessary to complete a specific task, as requested.

AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT
     AVTEL Services, Inc. and The Amor Trust and Southwest Airlines Co.
--------------------------------------------------------------------------------



                                   APPENDIX C

             TO AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT #01-0280
                           FORM OF WORK ORDER REQUEST





--------------------------------------------------------------------------------------------------
[AVTEL SERVICES, INC. LOGO]                           World Wide Aviation Maintenance and Support
--------------------------------------------------------------------------------------------------
CUSTOMER REQUEST
--------------------------------------------------------------------------------------------------
CUSTOMER:                         REPRESENTATIVE NAME:                TAIL NO:               DATE:


--------------------------------------------------------------------------------------------------
                                      DESCRIPTION

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
CUSTOMER SIGNATURE:                                                   EST. HOURS:            DATE:


--------------------------------------------------------------------------------------------------
                                    PARTS REQUIREMENTS
--------------------------------------------------------------------------------------------------
DESCRIPTION                                                           PART NO:

[ ] YES:

[ ] NO:


--------------------------------------------------------------------------------------------------
                                  MAINTENANCE DISPOSITION
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
AVTEL MAINTENANCE SUPERVISOR SIGNATURE:                               EST. HOURS:            DATE:


--------------------------------------------------------------------------------------------------
                                        CONCURRENCE
--------------------------------------------------------------------------------------------------

CUSTOMER REPRESENTATIVE           TASK HOURS:     AVTEL REPRESENTATIVE:                      DATE:


--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                  PRODUCTION CONTROLLER
--------------------------------------------------------------------------------------------------
TRACKING NO:           WO NO:        CONTROLLER NAME:                 STAMP:                 DATE:


--------------------------------------------------------------------------------------------------
[ILLEGIBLE]                                                                            [ILLEGIBLE]

                                       [Aircraft Acquisition and Sale Agreement]


                                   APPENDIX D

             TO AIRCRAFT STORAGE AND MAINTENANCE AGREEMENT #01-0280

                            FORM OR REDELIVERY NOTICE

                                 THE AMOR TRUST
                 C/O WILMINGTON TRUST COMPANY, AS OWNER TRUSTEE
                            1100 NORTH MARKET STREET
                               RODNEY SQUARE NORTH
                           WILMINGTON, DELAWARE 19890


                                             , 200
                             ----------------     --


AVTEL Services, Inc.
16880 Avtel Drive
Mojave, California  93501
Attention:  Contracts


          Re: Aircraft Storage and Maintenance Agreement #01-0280 dated as of November 13, 2001 among AVTEL Services, Inc., The Amor Trust and Southwest Airlines Co. (the "Agreement")

Ladies and Gentlemen:


                  REFERENCE IS MADE TO THE ABOVE-CAPTIONED AGREEMENT. CAPITALIZED TERMS USED AND NOT DEFINED HEREIN SHALL HAVE THE MEANING GIVEN SUCH TERMS IN THE AGREEMENT. PURSUANT TO ARTICLE 7 OF THE AGREEMENT, THE OWNER/OPERATOR HEREBY INSTRUCTS AND AUTHORIZES YOU TO REDELIVER THE AIRCRAFT IDENTIFIED BELOW TO SOUTHWEST AIRLINES CO. ON THE DATE(S) INDICATED BELOW.



                  MANUFACTURER'S
AIRCRAFT          SERIAL NO.                U.S. REGISTRATION NO.               REDELIVERY DATE
--------          --------------            --------------------                ---------------



                            Sincerely,


                            THE AMOR TRUST


                            By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee


                                             By:
                                                 ------------------------------
                                             Name:
                                                   ----------------------------
                                             Title:
                                                    ---------------------------

                                       [Aircraft Acquisition and Sale Agreement]

                                    EXHIBIT 6

                                BFE BILL OF SALE


                  KNOW ALL MEN BY THESE PRESENTS:

                  THAT the undersigned, SOUTHWEST AIRLINES CO., a Texas corporation ("Seller") is the owner of the full, legal and beneficial title to the equipment (as more fully described on Schedule I attached hereto) delivered or caused to be delivered to The Amor Trust ("Buyer") for installation on that certain Boeing model 737-7H4 aircraft bearing manufacturer's serial number _____ and described as "Buyer Furnished Equipment" relating to such aircraft under the Purchase Agreement No. 1810 dated as of January 19, 1994 between Seller and The Boeing Company (such equipment referred to herein as the "BFE").

                  THAT for and in consideration, of the payment by Buyer of an aggregate principal amount of One Dollar ($1.00) and other good and valuable consideration, Seller does this ___ day of ________, 200_, grant, convey, transfer, bargain and sell, deliver and set over all of its right, title and interest in and to the BFE unto Buyer.

                  THAT SELLER hereby warrants to Buyer, its successors and assigns, that there is hereby conveyed to Buyer on the date hereof good title to the BFE, free and clear of all liens, encumbrances and rights of others and Seller agrees with Buyer, and its successors and assigns, that Seller will warrant and forever defend such title so conveyed against all claims and demands whatsoever.

                  THIS BILL OF SALE IS DELIVERED BY SELLER TO BUYER IN, AND GOVERNED BY THE LAW OF, THE STATE OF WASHINGTON.

                  IN WITNESS WHEREOF, Seller has caused this instrument to be duly executed this day of _________, 200_.

                                             SOUTHWEST AIRLINES CO.


                                             By:
                                                  ----------------------------
                                             Its: Vice President and Treasurer


                                    EXHIBIT 6
                                     Page 1

                                       [Aircraft Acquisition and Sale Agreement]

                                   SCHEDULE I

                                  [List of BFE]


                                    EXHIBIT 6
                                     Page 1

                                       [Aircraft Acquisition and Sale Agreement]

                                   SCHEDULE I



         (A)            (B)            (C)          (D)         (E)          (F)           (G)          (H)
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***
                        ***            ***          ***         ***          ***           ***          ***

                                   SCHEDULE I
                                     Page 1

                                       [Aircraft Acquisition and Sale Agreement]

                                   SCHEDULE II

                                    Aircraft


---------------------------------------------  ------------------------------------------------------
                Aircraft                              Engines Delivered with Aircraft
---------------------------------------------  ------------------------------------------------------------------------
                                                                                                          Estimated
                                       Serial                                                              Delivery
N Number      Make    Model            Number      Make                Model            Serial Number        Date
---------------------------------------------  ------------------------------------------------------------------------
409WN        Boeing   737-7H4          27896   CFM International     CFM56-7B22        888457    888561      12/19/01

410WN        Boeing   737-7H4          27897   CFM International     CFM56-7B22        888557    888562      11/13/01

411WN        Boeing   737-7H4          29821   CFM International     CFM56-7B22        889577    889590      11/13/01

412WN        Boeing   737-7H4          29818   CFM International     CFM56-7B22        888582    888585      11/13/01

413WN        Boeing   737-7H4          29819   CFM International     CFM56-7B22        888589    888592      11/13/01

414WN        Boeing   737-7H4          29820   CFM International     CFM56-7B22        888605    888606      11/13/01

415WN        Boeing   737-7H4          29836   CFM International     CFM56-7B22        889631    889632      11/13/01

416WN        Boeing   737-7H4          32453   CFM International     CFM56-7B22        888650    888183      11/13/01

417WN        Boeing   737-7H4          29822   CFM International     CFM56-7B22        889677    888651      11/13/01

418WN        Boeing   737-7H4          29823   CFM International     CFM56-7B22        888662    888668      11/13/01

419WN        Boeing   737-7H4          29824   CFM International     CFM56-7B22        888711    888708         12/01

420WN        Boeing   737-7H4          29825   CFM International     CFM56-7B22          TBD       TBD           1/02

421LV        Boeing   737-7H4          32452   CFM International     CFM56-7B22          TBD       TBD           2/02

422WN        Boeing   737-7H4          29826   CFM International     CFM56-7B22          TBD       TBD           3/02

423WN        Boeing   737-7H4          29827   CFM International     CFM56-7B22          TBD       TBD           3/02

424WN        Boeing   737-7H4          29828   CFM International     CFM56-7B22          TBD       TBD           3/02

425LV        Boeing   737-7H4          29829   CFM International     CFM56-7B22          TBD       TBD           3/02

426WN        Boeing   737-7H4          29830   CFM International     CFM56-7B22          TBD       TBD           4/02

427WN        Boeing   737-7H4          29831   CFM International     CFM56-7B22          TBD       TBD           4/02



                                   SCHEDULE II
                                     Page 1